UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund:  BlackRock Funds

BlackRock Commodity Strategies Fund

BlackRock Global Long/Short Credit Fund

BlackRock Multi-Asset Real Return Fund

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Risk Allocation Fund

BlackRock Ultra-Short Obligations Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2013

Date of reporting period: 01/31/2013

Item 1 – Report to Stockholders

JANUARY 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK ®

BlackRock FundsSM

„   BlackRock Commodity Strategies Fund

„   BlackRock Global Long/Short Credit Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	JANUARY 31, 2013

Dear Shareholder

Financial markets have substantially improved over the past year, providing investors with considerable relief compared to where things were during the global turmoil seen in 2011. Despite a number of headwinds, higher-risk asset classes boasted strong returns as investors sought meaningful yields in the ongoing low-interest-rate environment.

Rising investor confidence drove equity markets higher in early 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. The second quarter, however, brought a market reversal as Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a euro collapse. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. But as the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks would soon intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer. Policy relief came in early September, when the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by accommodative monetary policy, risk assets weakened in the fall. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, stocks slid on lackluster corporate earnings reports and market volatility rose during the lead up to the US Presidential election. In the post-election environment, investors grew increasingly concerned over automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”). There was widespread fear that the fiscal cliff would push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a timely budget deal triggered higher levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal; however, decisions relating to spending cuts and the debt ceiling continue to weigh on investors’ minds.

Investors shook off the nerve-wracking finale to 2012 and began the New Year with a powerful equity rally. Key indicators signaled broad-based improvements in the world’s major economies, particularly China. In the United States, economic data was mixed, but pointed to a continued recovery. The risk of inflation remained low and the US Federal Reserve showed no signs of curtailing its stimulus programs. Additionally, January saw the return of funds that investors had pulled out of the market in late 2012 amid uncertainty about tax-rate increases ahead of the fiscal cliff deadline. In fixed income markets, rising US Treasuries yields dragged down higher-quality asset classes, while high yield bonds continued to benefit from investor demand for yield in the low-rate environment.

On the whole, riskier asset classes outperformed lower-risk investments for the 6- and 12-month periods ended January 31, 2013. International equities were the strongest performers. US stocks and high yield bonds also generated significant returns. Emerging market equities were particularly volatile, but still posted gains for both the 6- and 12-month periods. US Treasury yields remained low, but experienced increasing volatility in recent months. Rising yields near the end of the period resulted in negative returns for Treasuries and investment-grade bonds for the 6-month period. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

While investors continue to face a host of unknowns, we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite a number of headwinds, higher-risk asset classes boasted strong returns as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	9.91%	16.78%
US small cap equities (Russell 2000® Index)	15.51	15.47
International equities (MSCI Europe, Australasia, Far East Index)	18.61	17.25
Emerging market equities (MSCI Emerging Markets Index)	13.11	7.64
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(2.90)	1.28
US investment grade bonds (Barclays US Aggregate Bond Index)	(0.29)	2.59
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	5.50
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.37	13.87

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of January 31, 2013	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended January 31, 2013, the Fund outperformed its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM.

What factors influenced performance?

•

The Fund’s commodity-related equity strategy and commodity-linked derivatives strategy, through the use of commodity-linked notes (“CLN”), both outperformed the benchmark index for the period. The equity strategy was the more significant driver of the Fund’s performance as equities of commodity-related companies outperformed commodity futures returns during the period. The mining and agriculture sectors performed particularly well. Stock selection within mining resulted in notable positive returns for the Fund. In particular, the Fund’s overweight positions in iron ore producers had a positive impact as these stocks benefited from a strong rebound in the price of iron ore during the period. The commodity-linked derivatives strategy outperformed the benchmark index due to the Fund’s positions in deferred-month forwards, which outperformed prompt-month forwards (i.e., contracts priced as of the nearest month of delivery).

•	There were no detractors from Fund performance relative to the benchmark index during the period.

Describe recent portfolio activity.

•

During the six-month period, the Fund sought to maintain generally equal weightings between the aggregate equity and derivatives strategies as well as balanced and broad equity exposure across commodity sectors. In the final month of the reporting period, the Dow Jones-UBS Commodity Index Total ReturnSM rebalanced. Accordingly, at the end of January, the Fund rebalanced to reset its strategy and sector allocations. During the rebalance, the Fund increased its target equity sector weightings (relative to the 2012 targets) in agriculture and gold and decreased its weighting in metals and mining.

•

Also during the period, the Fund maintained a position in cash and cash equivalents, predominantly comprised of US Treasury bills, as collateral against the Fund’s exposure to commodity-linked notes. The Fund’s cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund’s net assets were invested in roughly equal allocations to the commodity-related equity strategy and the commodity-linked derivatives strategy (including collateral held against the commodity-linked note exposure). Aggregating both strategies, the Fund was overweight relative to the benchmark index in energy and metals, and underweight in agriculture and livestock.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

International Bank for Reconstruction & Development 3-month LIBOR, 11/05/13-CLN	6%
Swedish Export Credit Corp. 3-month LIBOR, 4/29/13-CLN	6
Canadian Imperial Bank of Commerce 3-month LIBOR, 11/04/13-CLN	5
Chevron Corp.	4
Exxon Mobil Corp.	3
JPMorgan Chase Bank, N.A. 3-month LIBOR, 11/04/13-CLN	3
UBS AG 3-month LIBOR, 10/28/13-CLN	3
ETFS All Commodities DJ-UBSCISM	3
BHP Billiton Plc	2
BP Plc	2

Portfolio Composition	Percent of Long-Term Investments

Common Stocks	74%
Commodity-Linked Notes	23
Investment Companies	3

4	BLACKROCK FUNDS	JANUARY 31, 2013

BlackRock Commodity Strategies Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

[3]	An unmanaged commodity index composed of futures contracts on 19 physical commodities and assumes that the futures positions are fully collateralized.

[4]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2013

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.95%	(4.42)%	N/A	4.51%	N/A
Investor A	3.73	(4.63)	(9.65)%	4.31	0.19%
Investor C	3.34	(5.38)	(6.33)	3.50	3.50
Dow Jones-UBS Commodity Index Total ReturnSM	(1.18)	(1.13)	N/A	1.20	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 3, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,039.50	$6.68	$1,000.00	$1,018.65	$6.61	1.30%
Investor A	$1,000.00	$1,037.30	$7.70	$1,000.00	$1,017.64	$7.63	1.50%
Investor C	$1,000.00	$1,033.40	$11.53	$1,000.00	$1,013.86	$11.42	2.25%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period shown).

[8]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JANUARY 31, 2013	5

Fund Summary as of January 31, 2013	BlackRock Global Long/Short Credit Fund

Investment Objective

BlackRock Global Long/Short Credit Fund’s (the “Fund”) investment objective is to seek absolute total returns over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended January 31, 2013, the Fund outperformed its benchmark, the BofA Merrill Lynch 3-Month US Treasury Bill Index.

What factors influenced performance?

•

The Fund’s net long position in credit drove positive results as risk assets performed well amid improving economic data and supportive global monetary policy during the period. Specifically, long positions in US and European high yield debt generated positive returns. Long positions in higher-quality covered bonds and subordinated debt of European financial issuers also had a positive impact. As credit spreads continued to compress, long positions in select US and European non-financial investment grade corporate bonds contributed positively to results. Additionally, the Fund benefited from its participation in the new-issue market in the United States.

•

As risk assets rallied during the period, the Fund’s hedges against its long credit positions had a negative impact on performance. Short positions in the senior unsecured debt of select Spanish and French financial issuers also detracted modestly from returns.

•

As part of its investment strategy, the Fund uses derivatives to fully hedge against duration (sensitivity to interest rate movements) and currency risk. During the period, the Fund’s holdings of foreign exchange contracts had a net negative impact on performance.

Describe recent portfolio activity.

•

During the six-month period, the Fund established long positions in attractive US investment grade credits, mainly in the aviation sector. More specifically, the Fund took long positions in leasing companies and issuers with high-quality aircraft-backed debt. Given the anticipation of US sequestration and spending cuts, the Fund took short positions in select defense issuers. The Fund also took short positions in technology issuers and then closed those positions later in the period. In Europe, the Fund expressed its high-quality bias in financials by holding subordinated debt issues and covered bonds, while shorting the senior unsecured debt of select Spanish and French banks. In non-financial sectors, the Fund continued to utilize the new-issue market to add long positions in various European credits, with a focus on industrial names. The Fund also engaged in long/short paired trades to capitalize on credit spread movements between securities within the same industries.

•

In US leveraged finance markets, the Fund increased its exposure to bank loans with a focus on issuers with superior credit fundamentals and stable cash flows. Within US high yield, the Fund’s high-quality bias led to a preference for the communications and capital goods sectors as well as consumer-driven names in light of the improved outlook for the US economy. In the higher-beta (i.e., more volatile) sectors, the Fund favored long positions in fundamentally strong issuers. In European high yield markets, the Fund sought attractive issues on a risk/reward basis, with exposures primarily in communications and select consumer cyclical names.

•

The Fund also utilized long/short paired trades to capitalize on credit spread movements between European sovereigns. In particular, the Fund established a short position in Belgium versus a long position in Germany, as well as a short position in France versus a long position in the Netherlands. Similar to Germany, sovereign debt in the Netherlands is attractive due to the country’s AAA credit rating, strong balance sheet and low ratio of debt-to-gross domestic product. The Fund also took long positions in local governments including Madrid and Valencia given their attractive risk/reward profiles.

•

The Fund’s cash exposure had no material impact on performance as the Fund expresses long and short positions via the credit default swap market, which does not require a cash outlay like that of traditional cash bonds.

Describe portfolio positioning at period end.

•

The Fund’s net long credit position at period end was driven primarily by exposure to US bank loans and high yield debt, along with European investment grade credits. Altogether, the Fund was positioned with less exposure to European credit risk versus the United States given a more cautious outlook for Europe. The Fund continued to seek attractive long and short opportunities in global credit markets while maintaining hedges to protect the Fund against near-term risks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK FUNDS	JANUARY 31, 2013

BlackRock Global Long/Short Credit Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets.

[3]	An unmanaged index that measures returns of three-month Treasury Bills.

[4]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2013

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.63%	6.85%	N/A	6.18%	N/A
Investor A	4.63	6.72	2.47%	6.00	2.79%
Investor C	4.15	5.90	4.90	5.23	5.23
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.07	0.11	N/A	0.08	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on September 30, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[7]	Ending Account Value January 31, 2013	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,046.30	$7.53	$6.19	$1,000.00	$1,017.85	$7.43	$1,019.16	$6.11
Investor A	$1,000.00	$1,046.30	$8.56	$7.22	$1,000.00	$1,016.84	$8.44	$1,018.15	$7.12
Investor C	$1,000.00	$1,041.50	$12.40	$11.06	$1,000.00	$1,013.06	$12.23	$1,014.37	$10.92

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Institutional, 1.66% for Investor A and 2.41% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.20% for Institutional, 1.40% for Investor A and 2.15% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JANUARY 31, 2013	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% for BlackRock Commodity Strategies Fund and 4.00% for BlackRock Global Long/Short Credit Fund. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on August 1, 2012 and held through January 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	BLACKROCK FUNDS	JANUARY 31, 2013

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BlackRock Global Long/Short Credit Fund’s Portfolio Information

Geographic Allocation	Percent of Long Investments
United States	42%
United Kingdom	12
Spain	9
Germany	7
Netherlands	6
France	5
Italy	5
Luxembourg	3
Portugal	3
Ireland	2
Bermuda	2
Cayman Islands	1
Canada	1
Cyprus	1
Japan	1

Geographic Allocation	Percent of Short Investments
United States	98%
Italy	1
France	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	1%
AA/Aa	2
A	10
BBB/Baa	27
BB/Ba	21
B	15
CCC/Caa	4
Not Rated	20

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service ratings.

[2]	Includes US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

BLACKROCK FUNDS	JANUARY 31, 2013	9

Consolidated Schedule of Investments January 31, 2013 (Unaudited)	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Commodity-Linked Notes	Par (000)	Value
Canadian Imperial Bank of Commerce 3-month LIBOR (Indexed to the Dow Jones-UBS Commodity Index Total ReturnSM 4 Month Forward, multiplied by 3), 11/04/13	USD 14,000	$12,719,000
International Bank for Reconstruction & Development 3-month LIBOR (Indexed to the Dow Jones-UBS Commodity Index Total ReturnSM, multiplied by 3), 11/05/13	16,000	13,960,474
JPMorgan Chase Bank, N.A. 3-month LIBOR (Indexed to the Dow Jones-UBS Commodity Index Total ReturnSM 4 Month Forward, multiplied by 3), 11/04/13	8,000	7,302,400
Swedish Export Credit Corp. 3-month LIBOR (Indexed to the Dow Jones-UBS Commodity Index Total ReturnSM 4 Month Forward, multiplied by 3), 4/29/13	14,000	13,321,143
UBS AG 3-month LIBOR (Indexed to the Dow Jones-UBS Commodity Index Total ReturnSM 4 Month Forward, multiplied by 3), 10/28/13	8,000	7,278,419
Total Commodity-Linked Notes — 14.4%		54,581,436

Common Stocks	Shares
Biotechnology — 0.1%
Genus Plc	13,950	314,120
Chemicals — 4.1%
Agrinos AS (a)	35,000	237,054
Agrium, Inc.	14,850	1,685,327
American Vanguard Corp.	7,300	247,470
CF Industries Holdings, Inc.	5,850	1,340,645
China BlueChemical Ltd., H Shares	70,000	50,293
Israel Chemicals Ltd.	14,600	193,912
Monsanto Co.	30,075	3,048,101
The Mosaic Co.	44,500	2,725,625
Nufarm Ltd.	21,034	122,311
Potash Corp. of Saskatchewan, Inc.	39,040	1,659,200
Sinofert Holdings Ltd.	300,000	74,672
Syngenta AG	7,420	3,190,881
Uralkali OJSC — GDR	18,600	712,380
Yara International ASA	6,300	335,969

		15,623,840
Energy Equipment & Services — 4.3%
Cameron International Corp. (a)	21,750	1,376,993
Ensco Plc	33,850	2,151,845
Halliburton Co.	107,200	4,360,896
National Oilwell Varco, Inc.	30,750	2,279,805
Rowan Cos. Plc	47,500	1,637,800
Schlumberger Ltd.	58,250	4,546,413

		16,353,752

Common Stocks	Shares	Value
Food & Staples Retailing — 0.1%
The Andersons, Inc.	7,000	$330,050
Olam International Ltd.	31,000	40,540

		370,590
Food Products — 2.3%
Adecoagro SA (a)	63,750	541,875
Archer-Daniels-Midland Co.	35,700	1,018,521
Astra Agro Lestari Tbk PT	75,000	145,183
BRF-Brasil Foods SA — ADR	26,500	588,300
Bunge Ltd.	26,045	2,074,745
China Agri-Industries Holdings Ltd.	59,800	36,538
First Resources Ltd.	153,000	241,482
Golden Agri-Resources Ltd.	700,000	359,689
GrainCorp Ltd.	15,764	198,573
Indofood Agri Resources Ltd.	186,000	196,280
Ingredion, Inc.	11,700	773,019
Kuala Lumpur Kepong Bhd	34,500	240,956
New Britain Palm Oil Ltd.	30,200	268,702
Origin Enterprises Plc (a)	13,424	79,834
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	690,000	156,150
Smithfield Foods, Inc. (a)	28,100	655,011
Tate & Lyle Plc	18,300	235,819
Tyson Foods, Inc., Class A	19,400	429,128
Wilmar International Ltd.	174,000	536,603

		8,776,408
Machinery — 1.2%
AGCO Corp.	18,800	996,400
CNH Global NV	21,100	1,007,314
Deere & Co.	25,140	2,364,668
Kubota Corp.	28,000	319,817

		4,688,199
Metals & Mining — 16.1%
African Minerals Ltd. (a)	36,430	176,521
African Rainbow Minerals Ltd.	17,357	390,846
Agnico-Eagle Mines Ltd.	17,349	793,698
Alamos Gold, Inc.	36,201	556,408
Anglo American Plc	41,773	1,249,484
AngloGold Ashanti Ltd.	12,828	358,579
Antofagasta Plc	105,356	1,910,383
Aquarius Platinum Ltd.	35,755	35,749
Atlas Iron Ltd.	229,137	355,167
B2Gold Corp. (a)	52,223	201,059
Banro Corp. (a)	89,124	218,923
Barrick Gold Corp.	60,896	1,939,099
Beadell Resources Ltd. (a)	277,609	286,625
BHP Billiton Plc	164,427	5,638,487
Centerra Gold, Inc.	29,000	263,425
Cia de Minas Buenaventura SA — ADR	5,880	173,989
Detour Gold Corp. (a)	15,000	317,024
Discovery Metals Ltd. (a)	408,213	458,667
Eldorado Gold Corp.	96,416	1,077,841

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR American Depositary Receipts CAD Canadian Dollar CHF Swiss Franc DIP Debtor In Possession ETF Exchange Traded Fund EUR Euro FKA Formerly Known As	GBP British Pound GDR Global Depositary Receipts LIBOR London Interbank Offered Rate SEK Swedish Krona SPDR Standard & Poor’s Depositary Receipts USD US Dollar

See Notes to Financial Statements.

10	BLACKROCK FUNDS	JANUARY 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Metals & Mining (concluded)
Evolution Mining Ltd. (a)	59,876	$96,909
First Quantum Minerals Ltd.	103,063	2,078,000
Fortescue Metals Group Ltd.	389,858	1,912,282
Franco-Nevada Corp.	13,947	745,453
Freeport-McMoRan Copper & Gold, Inc.	46,000	1,621,500
Fresnillo Plc	62,555	1,644,416
Glencore International Plc	306,384	1,912,559
Goldcorp, Inc.	68,691	2,419,405
Harmony Gold Mining Co. Ltd.	66,230	426,806
IAMGOLD Corp.	35,940	295,116
Iluka Resources Ltd.	56,667	574,402
Impala Platinum Holdings Ltd.	52,571	952,853
Industrias Penoles SAB de CV	13,793	676,242
Kenmare Resources Plc (a)	432,416	228,277
Kinross Gold Corp.	63,823	523,433
Kumba Iron Ore Ltd.	15,603	1,050,724
London Mining Plc (a)	157,625	416,297
Metminco Ltd. (a)	2,726,370	168,636
Mineral Deposits Ltd. (a)	78,012	332,861
New Gold, Inc. (a)	193,152	1,876,522
Newcrest Mining Ltd.	67,854	1,662,013
Newmont Mining Corp.	17,722	761,337
Osisko Mining Corp. (a)	18,667	129,325
PanAust Ltd.	435,792	1,345,545
Petropavlovsk Plc	4,540	25,030
Polymetal International Plc	16,000	271,407
Randgold Resources Ltd. — ADR	20,029	1,885,931
Rio Tinto Plc	83,753	4,731,543
Romarco Minerals, Inc. (a)	200,000	178,464
SEMAFO, Inc.	71,759	200,729
Silver Lake Resources Ltd. (a)	173,919	463,369
Silver Wheaton Corp.	32,500	1,131,016
Sociedad Minera Cerro Verde SAA	27,747	1,054,386
Tahoe Resources, Inc. (a)	16,500	266,177
Teck Resources Ltd., Class B	71,792	2,616,442
Vale SA — ADR	162,424	3,126,662
Vedanta Resources Plc	23,000	439,221
Volcan Cia Minera SAA, Class B	405,373	417,215
Xstrata Plc	126,821	2,375,070
Yamana Gold, Inc.	71,965	1,176,087
Zhaojin Mining Industry Co. Ltd., H Shares	86,500	130,178

		60,741,814
Oil, Gas & Consumable Fuels — 17.9%
Alpha Natural Resources, Inc. (a)	17,640	156,290
Anadarko Petroleum Corp.	44,213	3,537,924
BG Group Plc	193,600	3,436,175
BP Plc	695,500	5,148,427
Chevron Corp.	76,850	8,849,277
ConocoPhillips	56,250	3,262,500
Cosan Ltd., Class A	17,300	340,291
Devon Energy Corp.	33,200	1,898,708
Enbridge, Inc.	28,000	1,231,001
ENI SpA	109,300	2,730,029
EOG Resources, Inc.	27,600	3,449,448
EQT Corp.	20,300	1,206,023
Exxon Mobil Corp.	89,632	8,064,191
Hess Corp.	55,450	3,724,022
Hyperdynamics Corp. (a)	69,000	35,397
Nexen, Inc.	47,200	1,262,579
Noble Energy, Inc.	23,800	2,565,402

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Oil Search Ltd.	158,250	$1,208,454
Peabody Energy Corp.	9,404	236,511
Phillips 66	26,169	1,585,056
Range Resources Corp.	28,050	1,884,119
Royal Dutch Shell Plc, B Shares	112,600	4,092,645
Scorpio Tankers, Inc.	84,000	708,120
Sterling Resources Ltd. (a)	99,517	64,855
Suncor Energy, Inc.	61,500	2,090,285
TransCanada Corp.	61,000	2,887,317
Valero Energy Corp.	36,000	1,574,280
Whitehaven Coal Ltd.	122,589	420,572

		67,649,898
Total Common Stocks — 46.1%		174,518,621

Investment Companies
ELEMENTSSM Linked to the Rogers International Commodity Index — Total Return	97,000	1,767,090
ETFS All Commodities DJ-UBSCISM	467,000	5,152,950
Total Investment Companies — 1.9%		6,920,040
Total Long-Term Investments (Cost — $236,666,037) — 62.4%		236,020,097

Short-Term Securities
Money Market Funds — 27.7%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (b)(c)	104,752,052	104,752,052

	Par (000)
U.S. Treasury Bills — 31.7%
0.09%, 2/28/13 (d)	USD 9,000	8,999,967
0.07%, 4/04/13 (d)	19,000	18,998,195
0.08%, 5/23/13 (d)	92,000	91,977,276

		119,975,438
Total Short-Term Securities (Cost — $224,728,006) — 59.4%		224,727,490
Total Investments (Cost — $461,394,043) — 121.8%		460,747,587
Liabilities in Excess of Other Assets — (21.8)%		(82,316,336)

Net Assets — 100.0%		$378,431,251

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	11

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,457,853	103,294,199	104,752,052	$8,721	$105

(c)	Represents the current yield as of report date.

(d)	Rate shown reflects the discount rate at the time of purchase.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of January 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	127,378	USD	200,684	UBS AG	2/01/13	$1,336
USD	1,119,647	CAD	1,122,138	Citigroup, Inc.	2/01/13	(5,416)
Total						$(4,080)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

12	BLACKROCK FUNDS	JANUARY 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Commodity-Linked Notes	—	—	$54,581,436	$54,581,436
Common Stocks:
Biotechnology	—	$314,120	—	314,120
Chemicals	$11,655,802	3,968,038	—	15,623,840
Energy Equipment & Services	16,353,752	—	—	16,353,752
Food & Staples Retailing	330,050	40,540	—	370,590
Food Products	6,670,091	2,106,317	—	8,776,408
Machinery	4,368,382	319,817	—	4,688,199
Metals & Mining	28,889,544	31,852,270	—	60,741,814
Oil, Gas & Consumable Fuels	50,613,596	17,036,302	—	67,649,898
Investment Companies	6,920,040	—	—	6,920,040
Short-Term Securities:
Money Market Funds	104,752,052	—	—	104,752,052
U.S. Treasury Bills	—	119,975,438	—	119,975,438
Total	$230,553,309	$175,612,842	$54,581,436	$460,747,587

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$1,336	—	—	$1,336
Liabilities:
Foreign currency exchange contracts	(5,416)	—	—	(5,416)
Total	$(4,080)	—	—	$(4,080)

[1] Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$16,984	—	—	$16,984
Liabilities:
Bank overdraft	—	$(350,854)	—	(350,854)
Total	$16,984	$(350,854)	—	$(333,870)

There were no transfers between Level 1 and Level 2 during the six months ended January 31, 2013.

Certain of the Fund’s investments are categorized as Level 3 were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	13

Consolidated Schedule of Investments (concluded)	BlackRock Commodity Strategies Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Commodity-Linked Notes
Assets:
Opening Balance, as of July 31, 2012	$13,009,726
Transfers into Level 3[2]	—
Transfers out of Level 3[2]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[3]	(4,428,290)
Purchases	46,000,000
Sales	—
Closing Balance, as of January 31, 2013	$54,581,436

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.
[3]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of January 31, 2013 was $(4,428,290).

See Notes to Financial Statements.

14	BLACKROCK FUNDS	JANUARY 31, 2013

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Belgium — 0.1%
Ontex IV SA, 9.00%, 4/15/19	EUR	350	$484,732
Bermuda — 1.3%
Aircastle Ltd.:
6.25%, 12/01/19	USD	2,455	2,651,400
7.63%, 4/15/20		1,000	1,147,500
Digicel Group Ltd., 8.25%, 9/30/20 (a)		679	757,085
Seadrill Ltd., 5.63%, 9/15/17 (a)		2,950	2,986,875

			7,542,860
Brazil — 0.1%
OGX Austria GmbH, 8.38%, 4/01/22 (a)		500	448,750
Canada — 0.4%
Bombardier, Inc., 4.25%, 1/15/16 (a)		490	504,700
Methanex Corp., 3.25%, 12/15/19		2,000	2,010,732

			2,515,432
Cayman Islands — 0.8%
Affinity Water Programme Finance Ltd., 4.50%, 3/31/36	GBP	955	1,522,711
MCE Finance Ltd., 5.00%, 2/15/21 (a)	USD	454	454,000
Punch Taverns Finance B Ltd:
Series A6, 5.94%, 12/30/24	GBP	83	123,739
Series A7, 4.77%, 6/30/33		630	924,171
Transocean, Inc.:
2.50%, 10/15/17	USD	170	170,580
6.50%, 11/15/20		300	350,668
6.38%, 12/15/21		850	1,000,364

			4,546,233
Finland — 0.3%
Nokia Oyj, 4.25%, 10/26/17 (b)	EUR	800	1,466,958
France — 3.6%
Accor SA, 2.88%, 6/19/17		300	414,502
Autoroutes Du Sud de la France SA:
4.13%, 4/13/20		1,400	2,092,756
2.88%, 1/18/23		1,900	2,547,562
Banque Federative du Credit Mutuel SA, 1.63%, 1/11/18		2,700	3,601,442
Electricite de France SA:
2.75%, 3/10/23		1,300	1,741,300
5.25%, 12/29/49 (a)(c)	USD	7,800	7,614,430
Eutelsat SA, 3.13%, 10/10/22	EUR	1,100	1,502,443
La Financiere Atalian SA, 7.25%, 1/15/20		1,230	1,665,909

			21,180,344
Germany — 2.0%
Bayerische Landesbank, 4.50%, 2/07/19 (c)		2,650	3,130,749
Deutsche Bank AG, 2.38%, 1/11/23		2,400	3,152,988
Hella KGaA Hueck & Co., 2.38%, 1/24/20		1,540	2,066,129
HSH Nordbank AG:
1.03%, 2/14/17 (c)		70	70,338
1.15%, 2/14/17 (c)		480	482,287
SAP AG, 2.13%, 11/13/19		970	1,304,577
Techem Energy Metering Service GmbH & Co. KG, 7.88%, 10/01/20		452	658,217
Techem GmbH:
6.13%, 10/01/19		301	433,217
6.13%, 10/01/19 (a)		169	243,235

			11,541,737

Corporate Bonds	Par (000)		Value
Guernsey — 0.3%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1, Class A, 5.13%, 11/30/24 (a)	USD	1,500	$1,612,500
Ireland — 1.4%
AIB Mortgage Bank, 2.63%, 7/28/17	EUR	1,390	1,879,404
Ardagh Packaging Finance Plc/Ardagh MP Holdings USA, Inc.:
7.38%, 10/15/17		300	435,851
7.00%, 11/15/20 (a)	USD	489	492,668
4.88%, 11/15/22 (a)		200	199,000
Depfa Bank Plc, 0.95%, 12/15/15 (c)	EUR	3,130	3,430,378
Nara Cable Funding Ltd., 8.88%, 12/01/18		535	744,940
Porsche International Financing Plc, 3.88%, 2/01/16		594	855,596

			8,037,837
Italy — 1.8%
Buzzi Unicem SpA, 6.25%, 9/28/18		1,948	2,844,939
Cerved Technologies SpA:
6.38%, 1/15/20		691	931,197
8.00%, 1/15/21		710	956,802
Davide Campari-Milano SpA, 4.50%, 10/25/19		484	687,191
Intesa Sanpaolo SpA, 3.88%, 1/16/18	USD	1,690	1,661,071
Lottomatica Group SpA, 3.50%, 3/05/20	EUR	1,000	1,358,837
Snam SpA, 3.88%, 3/19/18		1,419	1,995,536

			10,435,573
Japan — 0.3%
Nippon Life Insurance Co., 5.00%, 10/18/42 (a)(c)	USD	2,000	2,039,782
Luxembourg — 1.6%
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	4,370	5,874,214
GCL Holdings SCA, 9.38%, 4/15/18		1,550	2,251,898
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (a)	USD	500	535,000
Schmolz + Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR	391	477,807
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (a)	USD	349	345,510

			9,484,429
Netherlands — 1.7%
Allianz Finance II BV, 5.75%, 7/08/41 (c)	EUR	500	736,982
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.95%, 11/09/22	USD	2,860	2,861,012
Enel Finance International NV, 4.88%, 4/17/23	EUR	1,196	1,642,513
ING Bank NV:
0.99%, 5/23/16 (c)	USD	150	141,600
1.13%, 11/21/16 (c)		300	279,300
1.01%, 7/03/17 (c)		230	212,750
IVG Finance BV, 1.75%, 3/29/17 (b)	EUR	200	248,856
LyondellBasell Industries NV, 5.75%, 4/15/24	USD	660	763,950
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (a)		1,540	1,540,000
Siemens Financieringsmaatschappij NV, 2.75%, 9/10/25	GBP	1,000	1,492,752

			9,919,715

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	15

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Portugal — 0.6%
Banco Espirito Santo SA, 4.75%, 1/15/18	EUR	1,000	$1,342,986
Caixa Geral de Depositos SA, 5.63%, 12/04/15		1,600	2,256,758

			3,599,744
Spain — 2.4%
AyT Cedulas Cajas Global:
4.00%, 3/21/17		1,400	1,850,491
3.75%, 12/14/22		900	1,020,478
4.75%, 5/25/27		800	931,310
AyT Cedulas Cajas IX Fondo de Titulizacion, 3.75%, 3/31/15		2,000	2,706,709
AyT Cedulas Cajas VIII Fondo de Titulizacion de Activos, 4.25%, 11/18/19		100	126,302
AyT Cedulas Cajas X Fondo de Titulizacion:
0.26%, 6/30/15 (c)		1,100	1,370,974
3.75%, 6/30/25		1,400	1,498,524
Banco Santander SA, 3.25%, 2/17/15		200	275,713
Bankinter SA, 3.88%, 10/30/15		1,050	1,462,179
Cedulas TDA 6 Fondo de Titulizacion de Activos:
3.88%, 5/23/25		400	431,941
4.25%, 4/10/31		400	401,387
Kutxabank SA, 3.00%, 2/01/17		1,500	2,023,999

			14,100,007
Sweden — 0.1%
Scandinavian Airlines System Denmark-Norway- Sweden:
9.65%, 6/16/14		500	678,977
10.50%, 6/16/14	SEK	1,000	154,533

			833,510
Switzerland — 0.2%
Dufry Finance SCA, 5.50%, 10/15/20 (a)	USD	1,153	1,204,885
United Kingdom — 7.2%
Abbey National Treasury Services Plc, 1.75%, 1/15/18	EUR	2,015	2,659,448
Algeco Scotsman Global Finance Plc, 9.00%, 10/15/18		1,311	1,851,267
Annington Finance No. 4 Plc, Series B3, 1.51%, 1/10/23 (c)	GBP	2,302	3,468,450
Annington Finance No. 5 Plc, 13.00%, 1/15/23 (d)		1,000	1,823,892
Co-Operative Group Ltd.:
5.63%, 7/08/20 (e)		830	1,388,985
6.25%, 7/08/26 (e)		800	1,342,821
Enterprise Inns Plc, 6.50%, 12/06/18		1,120	1,749,703
Gala Group Finance Plc, 8.88%, 9/01/18		908	1,508,486
Great Places Housing Group Ltd., 4.90%, 10/22/42		685	1,101,720
House of Fraser Funding Plc, 8.88%, 8/15/18		200	334,115
Imperial Tobacco Finance Plc, 4.50%, 7/05/18	EUR	588	891,952
Lloyds TSB Bank Plc, 11.88%, 12/16/21 (c)		91	151,681
Marks & Spencer Plc, 4.75%, 6/12/25	GBP	500	788,993
Mondi Finance Plc, 5.75%, 4/03/17	EUR	1,000	1,529,824
Phones4u Finance Plc, 9.50%, 4/01/18	GBP	483	811,997
Severn Trent Utilities Finance Plc, 3.63%, 1/16/26		845	1,324,886
Standard Chartered Plc, 3.95%, 1/11/23 (a)	USD	3,000	2,955,093
Together Housing Finance Plc, 4.50%, 12/17/42	GBP	940	1,464,868

Corporate Bonds	Par (000)		Value
United Kingdom (concluded)
The Unique Pub Finance Co. Plc:
Series 2012-02, Class A4, 5.66%, 6/30/27	GBP	2,225	$3,272,994
Series 2012-99, Class A3, 6.54%, 3/30/21		2,400	3,787,351
Vodafone Group Plc, 8.13%, 11/26/18		1,700	3,528,065
Voyage Care Bondco Plc, 11.00%, 2/01/19		1,950	3,120,521
WM Treasury Plc, 4.63%, 12/03/42		865	1,351,579

			42,208,691
United States — 21.2%
313 Group, Inc., 6.38%, 12/01/19 (a)	USD	525	514,500
The ADT Corp., 4.13%, 6/15/23 (a)		480	486,885
Ally Financial, Inc., 8.00%, 11/01/31		700	884,625
Altria Group, Inc., 4.25%, 8/09/42		300	281,571
American Tower Corp., 3.50%, 1/31/23		4,810	4,696,676
Amgen, Inc., 4.38%, 12/05/18	EUR	1,000	1,539,193
AvalonBay Communities, Inc., 2.85%, 3/15/23	USD	4,000	3,891,720
Aviation Capital Group Corp., 6.75%, 4/06/21 (a)		500	543,035
Axiall Corp., 4.88%, 5/15/23 (a)		180	181,350
Bank of America Corp., 3.30%, 1/11/23		2,600	2,564,162
Brocade Communications Systems, Inc., 4.63%, 1/15/23 (a)		1,200	1,197,000
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21		500	535,000
Ceridian Corp., 8.88%, 7/15/19 (a)		745	830,675
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		1,000	1,052,500
CIT Group, Inc.:
5.50%, 2/15/19 (a)		690	738,300
5.00%, 8/15/22		530	559,745
Clean Harbors, Inc., 5.25%, 8/01/20		750	783,750
Clear Channel Worldwide Holdings, Inc.:
7.63%, 3/15/20		740	773,300
6.50%, 11/15/22 (a)		741	789,165
6.50%, 11/15/22 (a)		554	584,470
CNH Capital LLC, 3.88%, 11/01/15 (a)		1,500	1,541,250
Comcast Corp., 4.25%, 1/15/33		4,500	4,385,201
Continental Airlines Pass-Through Certificates:
Series 2012-2, Class A, 4.00%, 4/29/26		2,800	2,922,500
Series 2012-2, Class B, 5.50%, 4/29/22		1,000	1,046,250
Series 2012-3, Class C, 6.13%, 4/29/18		4,500	4,477,500
Series 2012-3, Class RJ03, 7.88%, 1/02/20		465	483,322
Continental Rubber of America Corp., 4.50%, 9/15/19 (a)		4,360	4,469,000
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23 (a)		883	869,755
Crown Castle International Corp., 5.25%, 1/15/23 (a)		1,000	1,050,000
Denbury Resources, Inc., 4.63%, 7/15/23		813	796,740
DigitalGlobe, Inc., 5.25%, 2/01/21 (a)		562	560,595
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.80%, 3/15/22		1,000	1,008,802
The Dun & Bradstreet Corp., 4.38%, 12/01/22		2,250	2,274,554
Eagle Spinco, Inc., 4.63%, 2/15/21 (a)		208	209,300
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/01/21		1,355	1,503,458
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		850	975,375
Energy Transfer Partners LP, 6.50%, 2/01/42		500	576,787

See Notes to Financial Statements.

16	BLACKROCK FUNDS	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (continued)
Entergy Mississippi, Inc., 3.10%, 7/01/23	USD	4,000	$3,917,756
Enterprise Products Operating LLC, 4.45%, 2/15/43		3,000	2,850,318
First Data Corp., 7.38%, 6/15/19 (a)		500	526,250
Ford Motor Credit Co. LLC, 2.38%, 1/16/18		5,000	4,933,840
HCA, Inc.:
6.50%, 2/15/20		570	634,125
4.75%, 5/01/23		736	740,600
HD Supply, Inc.:
8.13%, 4/15/19 (a)		655	741,787
7.50%, 7/15/20 (a)		1,080	1,066,500
11.50%, 7/15/20 (a)		715	824,037
IAC/InterActiveCorp., 4.75%, 12/15/22 (a)		582	577,635
Infor US, Inc., 9.38%, 4/01/19		660	745,800
Jefferies Group, Inc.:
5.13%, 1/20/23		2,000	2,051,430
6.50%, 1/20/43		400	407,217
Lear Corp., 4.75%, 1/15/23 (a)		400	398,000
Level 3 Communications, Inc., 8.88%, 6/01/19 (a)		500	543,750
Level 3 Financing, Inc., 8.13%, 7/01/19		509	554,810
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50%, 7/15/23		800	796,000
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (a)		2,205	2,250,864
6.25%, 1/15/40 (a)		1,270	1,089,826
NCR Corp., 5.00%, 7/15/22 (a)		500	506,250
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		500	515,000
Owens Corning, 4.20%, 12/15/22		1,500	1,521,805
Packaging Corp. of America, 3.90%, 6/15/22		1,800	1,839,515
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50%, 3/15/16 (a)		1,500	1,525,047
3.38%, 3/15/18 (a)		1,500	1,536,323
Post Holdings, Inc., 7.38%, 2/15/22		603	669,330
Precision Castparts Corp.:
2.50%, 1/15/23		2,000	1,950,726
3.90%, 1/15/43		400	389,347
Prudential Financial, Inc., 5.63%, 6/15/43 (c)		3,500	3,609,375
QEP Resources, Inc., 5.25%, 5/01/23		605	635,250
Rain CII Carbon LLC/CII Carbon Corp., 8.50%, 1/15/21	EUR	930	1,310,099
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75%, 10/15/20	USD	1,085	1,109,413
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		960	980,400
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21 (a)		3,062	3,073,483
SABMiller Holdings, Inc., 1.88%, 1/20/20	EUR	970	1,288,594
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)	USD	3,038	3,022,810
Spectrum Brands Escrow Corp., 6.38%, 11/15/20 (a)		2,000	2,127,500
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		500	618,750
SunGard Data Systems, Inc., 6.63%, 11/01/19 (a)		1,200	1,239,000
Tenet Healthcare Corp.:
4.75%, 6/01/20 (a)		574	577,587
4.50%, 4/01/21 (a)		767	754,536

Corporate Bonds	Par (000)		Value
United States (concluded)
U.S. Airways Pass-Through Trust:
Series 2012-1, Class B, 8.00%, 10/01/19	USD	1,000	$1,080,000
Series 2012-2, Class A, 4.63%, 6/03/25		4,000	4,130,000
Series 2012-2, Class B, 6.75%, 6/03/21		3,000	3,120,000
U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.38%, 5/01/21 (a)		243	250,290
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (a)		245	248,675
Verisk Analytics, Inc., 4.13%, 9/12/22		1,500	1,530,991
The Williams Cos, Inc., 3.70%, 1/15/23		2,070	2,038,526
Wyndham Worldwide Corp., 2.95%, 3/01/17		1,300	1,321,484
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		820	914,300

			123,662,962
Total Corporate Bonds — 47.4%			276,866,681

Floating Rate Loan Interests
Australia — 0.2%
FMG Resources August 2006 Pty Ltd., Term Loan, 5.25%, 10/18/17		823	832,969
Germany — 0.1%
Kabel Deutschland GmbH, Facility F, 4.25%, 2/01/19		740	740,925
Ireland — 0.3%
AWAS Finance Luxembourg 2012 SA, Term B-1 Loan, 4.75%, 7/16/18		1,729	1,740,745
Luxembourg — 0.5%
Alpha Topco Ltd. (Formula One), Facility B-2, 6.00%, 4/30/19		576	582,436
Intelsat Jackson Holdings S.A. (FKA Intelsat Jackson Holdings Ltd.), Term B-1 Loan, 4.50%, 4/02/18		1,244	1,258,975
Mirror Bidco Corp., Term B Loan, 5.25%, 12/28/19		875	881,930

			2,723,341
Netherlands — 0.2%
NXP BV/NXP Funding LLC, Tranche C Loan, 4.75%, 1/10/20		1,250	1,265,625
United States — 7.4%
ACCO Brands Corp., Term B Loan, 4.25%, 5/01/19		145	146,856
Alcatel-Lucent USA, Inc.:
Term B Loan, 6.50%, 6/29/16		440	444,950
Term C Loan, 7.50%, 1/24/19		490	494,777
Term D Loan, 7.50%, 12/15/18		190	189,118
Alliance Laundry Systems LLC, Initial Term Loan (First Lien), 5.50%, 12/10/18	EUR	285	288,206
Alliant Holdings I LLC, Initial Term Loan, 5.00%, 12/20/19	USD	465	470,036
Altegrity, Inc. (FKA US Investigations Services, Inc.), Tranche D Term Loan, 7.75%, 2/21/15		337	335,465
American Capital Ltd. (FKA American Capital Strategies Ltd.), Senior Secured Term Loan, 5.50%, 8/22/16		303	309,060

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	17

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)		Value
United States (continued)
Ameriforge Group, Inc., Term Loan, 5.00%, 12/19/19	USD	205	$207,243
Apex Tool Group LLC, Term B Loan, 4.50%, 1/08/20		995	1,003,915
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		199	199,989
Asurion, LLC (FKA Asurion Corp.), Term Loan (First Lien), 5.50%, 5/24/18		724	731,049
Bausch & Lomb, Inc., Parent Term Loan, 5.25%, 5/17/19		704	710,684
Biomet, Inc., Dollar Term B-1 Loan, 4.06%, 7/25/17		788	795,905
Booz Allen Hamilton, Inc, Initial Tranche B Term Loan, 4.50%, 7/31/19		379	383,394
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, 4.00%, 1/23/20		635	638,702
CCC Holdings, Inc., Term Loan, 5.25%, 12/20/19		470	473,525
CDW LLC (FKA CDW Corp.), Extended Term Loan, 4.00%, 7/15/17		287	288,125
Cequel Communications, LLC, Term Loan, 4.00%, 2/14/19		213	215,060
Ceridian Corp., Extended US Term Loan, 6.06%, 5/09/17		495	499,826
CHG Buyer Corp., Term Loan (First Lien), 5.00%, 11/19/19		718	726,581
DaVita, Inc., Tranche B-2 Term Loan, 4.00%, 11/01/19		445	449,450
DJO Finance LLC (ReAble Therapeutics Finance LLC), Tranche B-3 Term Loan, 6.25%, 9/15/17		179	180,347
Eastman Kodak Co., Term Loan (DIP), 8.50%, 7/20/13		166	166,053
Evergreen Acquisition Co. 1 LP, New Term Loan, 5.00%, 7/09/19		998	1,005,809
Federal-Mogul Corp.:
Tranche B Term Loan, 2.24%, 12/29/14		997	944,289
Tranche C Term Loan, 2.24%, 12/28/15		319	302,016
First Data Corp., 2018 Term Loan, 5.31%, 9/24/18		705	705,000
Flash Dutch 2 BV & U.S. Coatings Acquisition, Inc.:
Term B Loan, 5.25%, 1/15/20	EUR	90	122,812
Term B Loan, 4.75%, 1/31/20		1,215	1,232,253
Freescale Semiconductor, Inc., Tranche B-1 Term Loan, 4.46%, 12/01/16	USD	1,040	1,040,437
Getty Images, Inc., Tranche B Term Loan, 4.75%, 10/18/19		230	232,530
GMACM Borrower LLC (RFC Borrower LLC):
Term A-1 Loan, 6.00%, 11/18/13		370	370,348
Term A-2 Loan, 7.75%, 11/18/13		65	65,305
Harrah’s Las Vegas Propco LLC, Senior Loan, 3.31%, 2/13/13		4,000	3,691,680
HD Supply, Inc., Term Loan, 7.25%, 10/12/17		1,432	1,469,010
INEOS U.S. Finance LLC, Cash Dollar Term Loan, 6.50%, 5/04/18		516	526,948
Interactive Data Corp., Term B Loan, 4.50%, 2/11/18		499	500,521
iStar Financial, Inc., Term Loan, 5.75%, 10/15/17		283	286,815

Floating Rate Loan Interests	Par (000)		Value
United States (continued)
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/15/18	USD	967	$972,065
Level 3 Financing, Inc., Tranche B-II 2019 Term Loan, 4.75%, 8/01/19		400	404,376
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 4.25%, 12/20/19		850	861,679
Michaels Stores, Inc., Term B Loan, 3.75%, 1/16/20		2,680	2,700,073
The Neiman Marcus Group, Inc., Term Loan, 4.75%, 5/16/18		750	751,410
NEP/NCP Holdco, Inc., Term B Loan, 5.25%, 1/22/20		180	182,776
NP Opco LLC (Station GVR Acquisition LLC), B Term Loan, 5.50%, 9/28/19		454	461,805
Nuveen Investments, Inc., First-Lien Incremental Term Loan, 7.25%, 5/13/17		145	145,605
Ocwen Financial Corp., Term B Loan, 5.00%, 1/31/18		205	207,563
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.), Term B Loan, 5.00%, 9/30/19		834	842,504
Party City Holdings, Inc., Term Loan, 5.75%, 7/27/19		983	993,449
PetCo Animal Supplies, Inc., New Loan, 4.50%, 11/24/17		199	199,889
PVH Corp. (FKA Phillips-Van Heusen Corp.), Term B Loan, 3.25%, 12/31/19		1,135	1,143,513
Realogy Corp.:
Extended First-Lien Term Loan, 4.46%, 10/10/16		204	205,303
Extended Synthetic Commitment, 0.05%, 10/10/16		13	13,416
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.50%, 4/01/18		619	624,600
Riverbed Technology, Inc., Term Loan, 4.00%, 12/18/19		870	877,978
Sequa Corp., Term Loan B, 5.25%, 6/19/17		1,536	1,558,565
Silver II Borrower SCA (Silver II U.S. Holdings LLC), Initial Term Loan, 5.00%, 12/13/19		1,000	1,008,500
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche D Term Loan, 4.50%, 1/31/20		580	586,044
Toys ’R’ Us-Delaware, Inc., Term B-3 Loan, 5.25%, 5/25/18		189	185,269
Univision Communications, Inc., Extended First-Lien Term Loan, 4.45%, 3/31/17		675	675,844
Vantage Drilling Co., Tranche B Term Loan, 6.25%, 10/25/17		494	496,658
Walter Energy, Inc. (FKA Walter Industries, Inc.), B Term Loan, 5.75%, 4/02/18		886	894,271
Weather Channel, Term Loan, 4.25%, 2/13/17		500	504,870
WESCO Distribution, Inc., Tranche B-1 Loan, 4.50%, 12/12/19		570	575,700
West Corp., Term B-6 Loan, 5.75%, 6/30/18		572	578,739
Wilsonart LLC, Initial Term Loan, 5.50%, 10/31/19		710	718,577
The Yankee Candle Company, Inc., Initial Term Loan, 5.25%, 4/02/19		181	182,266

See Notes to Financial Statements.

18	BLACKROCK FUNDS	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Floating Rate Loan Interests	Par (000)	Value
United States (concluded)
Zayo Group LLC/Zayo Capital, Inc., Term Loan, 5.25%, 7/02/19	USD 960	$972,475

		43,369,871
Total Floating Rate Loan Interests — 8.7%		50,673,476

Foreign Agency Obligations
Spain — 1.5%
Autonomous Community of Madrid Spain:
3.00%, 11/05/13	CHF 1,090	1,198,335
3.00%, 7/29/14	180	194,923
Autonomous Community of Valencia Spain:
2.13%, 2/22/13	1,690	1,849,687
5.50%, 4/26/13	EUR 150	203,241
4.75%, 3/20/14	1,960	2,631,465
3.25%, 7/06/15	520	650,909
4.38%, 7/16/15	880	1,126,630
4.00%, 11/02/16	1,000	1,218,618
Total Foreign Agency Obligations — 1.5%		9,073,808

Foreign Government Obligations
Cyprus — 0.3%
Republic of Cyprus:
3.75%, 6/03/13	680	826,352
4.38%, 7/15/14	1,130	1,294,646

		2,120,998
Germany — 2.9%
Bundesrepublik Deutschland:
0.50%, 4/07/17	400	540,971
4.25%, 7/04/18	2,500	4,006,164
3.25%, 1/04/20	5,050	7,823,801
2.00%, 1/04/22	3,200	4,516,602

		16,887,538
Italy — 1.5%
Buoni Poliennali Del Tesoro, 3.50%, 11/01/17	6,540	9,037,062
Netherlands — 2.4%
Kingdom of Netherlands:
4.50%, 7/15/17	2,100	3,301,308
1.25%, 1/15/18	7,705	10,587,326

		13,888,634
Portugal — 1.4%
Republic of Portugal, 3.50%, 3/25/15	USD 8,050	7,989,625

Foreign Government Obligations	Par (000)	Value
Spain — 2.9%
Kingdom of Spain, 4.50%, 1/31/18	EUR 8,360	$11,652,034
Spain Letras del Tesoro, 2.48%, 4/16/14 (f)	3,900	5,187,446

		16,839,480
Total Foreign Government Obligations — 11.4%		66,763,337

Non-Agency Mortgage-Backed Securities	Par	Value
Collateralized Mortgage Obligations — 1.2%
United Kingdom — 1.2%
Fosse Master Issuer Plc, Series 2012-1, Class 2A2, 1.70%, 10/18/54 (a)(c)	GBP 1,552	1,584,639
Gemgarto, Series 2012-1, Class A1, 3.47%, 5/14/45 (c)	458	754,540
Lanark Master Issuer Plc, Series 2012-2X, Class 2A, 2.15%, 12/22/54 (c)	890	1,471,912
Residential Mortgage Securities Plc, Series 2012-26, Class A1, 2.78%, 2/14/41 (c)	1,164	1,931,463
Silk Road Finance Number Three Plc, Series 2012-1, Class A, 1.87%, 6/21/55 (c)	728	1,177,124
Total Non-Agency Mortgage-Backed Securities — 1.2%		6,919,678

Preferred Securities
Capital Trusts
Belgium — 0.1%
Fortis Bank SA/NV, 4.63% (c)(g)	EUR 650	803,134
Germany — 0.1%
IVG Immobilien AG, 0.00% (c)(g)	400	336,732
Netherlands — 0.1%
Achmea BV, 5.13% (g)	490	642,032
United Kingdom — 0.2%
Aviva Plc, 5.90% (c)(g)	GBP 780	1,113,367
United States — 1.1%
Citigroup, Inc., 5.95% (c)(g)	USD 2,350	2,373,500
General Electric Capital Corp., 6.25% (c)(g)	2,000	2,183,140
Prudential Financial, Inc., 5.88%, 9/15/42 (c)	2,000	2,097,500

		6,654,140
Total Capital Trusts — 1.6%		9,549,405

Trust Preferreds	Shares
United States — 0.2%
Stanley Black & Decker, Inc., 5.75%, 7/25/52	40,000	1,036,400
Total Preferred Securities — 1.8%		10,585,805

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	19

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Notes:
0.25%, 9/15/15	USD 930	$927,311
0.75%, 10/31/17	606	603,917
1.75%, 5/15/22	1,400	1,383,813
Total U.S. Treasury Obligations — 0.5%		2,915,041
Total Long-Term Investments (Cost — $409,600,979) — 72.5%		423,797,826

Short-Term Securities
Borrowed Bond Agreements — 20.9%
Bank of America Corp., 0.20%, Open (Purchased on 11/26/12 to be repurchased at $21,872,132, collateralized by U.S. Treasury Notes, 1.63% due at 8/15/22, par and fair value of USD 21,316,000 and $20,738,144, respectively)	21,449	21,449,220
Barclays Plc, (0.40)%, Open (Purchased on 1/31/13 to be repurchased at EUR 765,612, collateralized by Commerzbank AG, 7.75% due at 3/16/21, par and fair value of EUR 700,000 and $1,012,234, respectively)	EUR 792	1,074,906
Barclays Plc, (0.40)%, Open (Purchased on 1/31/13 to be repurchased at EUR 877,701, collateralized by Commerzbank AG, 7.75% due at 3/16/21, par and fair value of EUR 800,000 and $1,156,838, respectively)	908	1,232,277
Barclays Plc, (0.16)%, Open (Purchased on 1/16/13 to be repurchased at EUR 7,346,094, collateralized by Buoni Poliennali Del Tesoro, 4.75% due at 9/01/21, par and fair value of EUR 6,540,000 and $9,428,153, respectively)	7,450	10,115,863
Barclays Plc, (0.10)%, Open (Purchased on 8/23/12 to be repurchased at EUR 2,902,994, collateralized by Republic of France, 4.00% due at 4/25/18, par and fair value of EUR 2,500,000 and $3,880,365, respectively)	2,920	3,964,412
Barclays Plc, (0.08)%, Open (Purchased on 1/28/13 to be repurchased at EUR 3,311,819, collateralized by Buoni Poliennali Del Tesoro, 4.75% due at 9/01/21, par and fair value of EUR 2,950,000 and $4,252,760, respectively)	3,335	4,528,308
Barclays Plc, (0.08)%, Open (Purchased on 1/29/13 to be repurchased at EUR 839,884, collateralized by Buoni Poliennali Del Tesoro, 4.75% due at 9/01/21, par and fair value of EUR 750,000 and $1,081,210, respectively)	846	1,148,385
Barclays Plc, (0.06)%, Open (Purchased on 1/16/13 to be repurchased at EUR 7,535,696, collateralized by Kingdom of Spain, 5.85% due at 1/31/22, par and fair value of EUR 6,540,000 and $9,404,941, respectively)	7,577	10,288,441
Barclays Plc, (0.06)%, Open (Purchased on 1/29/13 to be repurchased at EUR 6,009,228, collateralized by Republic of France, 3.75% due at 10/25/19, par and fair value of EUR 5,250,000 and $8,127,524, respectively) “	6,034	8,192,829

Short-Term Securities	Par (000)	Value
Borrowed Bond Agreements (continued)
Barclays Plc, (0.06)%, Open (Purchased on 10/24/12 to be repurchased at EUR 578,092, collateralized by Republic of Belgium, 4.25% due at 9/28/21, par and fair value of EUR 500,000 and $792,407, respectively)	EUR 581	$789,216
Barclays Plc, 0.00%, Open (Purchased on 6/08/12 to be repurchased at EUR 128,085, collateralized by Republic of France, 3.75% due at 4/25/17, par and fair value of EUR 115,000 and $174,431, respectively)	128	173,913
Barclays Plc, 0.03%, Open (Purchased on 5/16/12 to be repurchased at EUR 131,275, collateralized by Kingdom of Belgium, 5.50% due at 9/28/17, par and fair value of EUR 110,000 and $178,754, respectively)	131	177,954
Barclays Plc, 0.05%, Open (Purchased on 5/23/12 to be repurchased at EUR 246,657, collateralized by Kingdom of Spain, 3.40% due at 4/30/14, par and fair value of EUR 240,000 and $332,106, respectively)	247	334,909
Barclays Plc, 0.15%, Open (Purchased on 2/08/12 to be repurchased at EUR 142,341, collateralized by Kingdom of Belgium, 3.25% due at 9/28/16, par and fair value of EUR 135,000 and $198,919, respectively)	142	192,907
Credit Suisse Group AG, (0.13)%, Open (Purchased on 1/29/13 to be repurchased at $15,609,556, collateralized by U.S. Treasury Bonds, 1.63% due at 11/15/22, par and fair value of USD 16,261,000 and $15,742,681, respectively)	USD 15,814	15,813,823
Credit Suisse Group AG, (0.11)%, Open (Purchased on 1/23/13 to be repurchased at $6,310,044, collateralized by U.S. Treasury Notes, 0.75% due at 12/31/17, par and fair value of USD 6,345,000 and $6,310,794, respectively)	6,345	6,345,000
Credit Suisse Group AG, 0.07%, Open (Purchased on 1/08/13 to be repurchased at $301,573, collateralized by U.S. Treasury Bonds, 2.75% due at 11/15/42, par and fair value of USD 315,000 and $289,603, respectively)	295	295,313
Credit Suisse Group AG, 0.07%, Open (Purchased on 12/17/12 to be repurchased at $1,890,286, collateralized by U.S. Treasury Notes, 1.00% due at 11/30/19, par and fair value of USD 1,900,000 and $1,857,843, respectively)	1,881	1,881,000
Credit Suisse Group AG, 0.08%, Open (Purchased on 12/12/12 to be repurchased at $65,236, collateralized by U.S. Treasury Notes, 0.38% due at 11/15/15, par and fair value of USD 65,000 and $64,995, respectively)	65	65,081
Credit Suisse Group AG, 0.09%, Open (Purchased on 1/18/13 to be repurchased at $5,330,579, collateralized by U.S. Treasury Bonds, 2.75% due at 8/15/42, par and fair value of USD 5,435,000 and $5,005,298, respectively)	5,190	5,190,425

See Notes to Financial Statements.

20	BLACKROCK FUNDS	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)	Value
Borrowed Bond Agreements (concluded)
Credit Suisse Group AG, 0.12%, Open (Purchased on 11/07/12 to be repurchased at $3,243,014, collateralized by U.S. Treasury Notes, 0.63% due at 9/30/17, par and fair value of USD 3,240,000 and $3,212,917, respectively)	USD 3,224	$3,223,800
Credit Suisse Group AG, 0.14%, Open (Purchased on 12/13/12 to be repurchased at $3,801,893, collateralized by U.S. Treasury Notes, 0.63% due at 11/30/17, par and fair value of USD 3,780,000 and $3,741,315, respectively)	3,775	3,775,275
Credit Suisse Group AG, 0.18%, Open (Purchased on 10/05/12 to be repurchased at $1,697,119, collateralized by U.S. Treasury Bonds, 3.00% due at 5/15/42, par and fair value of USD 1,550,000 and $1,507,375, respectively)	1,610	1,610,062
Credit Suisse Group AG, 0.19%, Open (Purchased on 10/01/12 to be repurchased at $161,718, collateralized by U.S. Treasury Notes, 0.63% due at 8/31/17, par and fair value of USD 160,000 and $158,875, respectively)	160	160,200
Deutsche Bank AG, (0.03)%, Open (Purchased on 8/24/12 to be repurchased at $2,160,401, collateralized by U.S. Treasury Notes, 0.50% due at 7/31/17, par and fair value of USD 2,180,000 and $2,154,283, respectively)	2,164	2,163,650
Deutsche Bank AG, 0.18%, Open (Purchased on 8/24/12 to be repurchased at $892,596, collateralized by U.S. Treasury Bonds, 0.25% due at 8/15/15, par and fair value of USD 890,000 and $887,775, respectively)	888	887,775
UBS AG, (0.05)%, Open (Purchased on 10/23/12 to be repurchased at EUR 12,250,851, collateralized by Republic of France, 4.25% due at 10/25/17, par and fair value of EUR 10,235,000 and $15,923,180, respectively)	EUR12,282	16,676,397
		121,751,341
	Shares
Money Market Funds — 29.7%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (h)(i)	173,744,351	173,744,351
Total Short-Term Securities (Cost — $293,835,770) — 50.6%		295,495,692

Options Purchased
(Cost — $849,739) — 0.1%		822,756
Total Investments Before Options Written and Borrowed Bonds (Cost — $704,286,488) — 123.2%		720,116,274

Options Written		Value
(Premiums Received — $248,900) — (0.1)%		$(247,950)

Borrowed Bonds	Par (000)
Corporate Bonds — (0.4)%
Commerzbank AG, 7.75%, 3/16/21	EUR 1,500	(2,169,072)
Foreign Government Obligations — (9.2)%
Buoni Poliennali Del Tesoro, 4.75%, 9/01/21	10,240	(14,762,123)
Kingdom of Belgium:
3.25%, 9/28/16	135	(198,919)
4.25%, 9/28/21	500	(792,407)
5.50%, 9/28/17	110	(178,754)
Kingdom of Spain:
3.40%, 4/30/14	240	(332,106)
5.85%, 1/31/22	6,540	(9,404,941)
Republic of France:
3.75%, 4/25/17-10/25/19	5,365	(8,301,955)
4.00%, 4/25/18	2,500	(3,880,365)
4.25%, 10/25/17	10,235	(15,923,180)

		(53,774,750)
U.S. Treasury Obligations — (10.5)%
U.S. Treasury Bonds:
2.75%, 8/15/42-11/15/42	USD 5,750	(5,294,901)
3.00%, 5/15/42	1,550	(1,507,375)
U.S. Treasury Notes:
0.25%, 8/15/15	890	(887,775)
0.38%, 11/15/15	65	(64,995)
0.50%, 7/31/17	2,180	(2,154,283)
0.63%, 8/31/17-11/30/17	7,180	(7,113,107)
0.75%, 12/31/17	6,345	(6,310,794)
1.00%, 11/30/19	1,900	(1,857,843)
1.63%, 8/15/22-11/15/22	37,577	(36,480,825)

		(61,671,898)
Total Borrowed Bonds (Proceeds — $116,837,864) — (20.1)%		(117,615,720)
Total Investments Net of Options Written and Borrowed Bonds — 103.0%		602,252,604
Liabilities in Excess of Other Assets — (3.0)%		(17,639,352)

Net Assets — 100.0%		$584,613,252

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	21

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Convertible security.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at January 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	93,785,586	79,958,765	173,744,351	$68,598	$793

(i)	Represents the current yield as of report date.

•	Financial futures contracts as of January 31, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(302)	Euro-Bobl	Eurex	March 2013	USD	(51,535,472)	$400,364
19	Euro-Bund	Eurex	March 2013	USD	3,660,742	(24,604)
(13)	Euro-Schatz	Eurex	March 2013	USD	(1,945,967)	8,757
(124)	Gilt British	London	March 2013	USD	(22,885,689)	361,879
(17)	U.S. Treasury Notes (5 Year)	Chicago Board Options	March 2013	USD	(2,103,484)	9,818
(36)	U.S. Treasury Notes (10 Year)	Chicago Board Options	March 2013	USD	(4,726,125)	59,780
Total						$815,994

•	Foreign currency exchange contracts as of January 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	6,027,000	USD	8,129,995	Royal Bank of Scotland Group Plc	2/01/13	$53,415
USD	3,118,443	CHF	2,877,886	Goldman Sachs Group, Inc.	4/17/13	(46,622)
USD	38,686,368	GBP	24,150,000	Goldman Sachs Group, Inc.	4/17/13	400,197
USD	5,173,865	GBP	3,263,000	Royal Bank of Scotland Group Plc	4/17/13	872
USD	151,792	SEK	990,000	BNP Paribas SA	4/17/13	(3,668)
USD	131,797,575	EUR	98,910,000	Citigroup, Inc.	4/23/13	(2,561,146)
USD	2,167,920	EUR	1,627,000	Goldman Sachs Group, Inc.	4/23/13	(42,186)
USD	8,133,973	EUR	6,027,000	Royal Bank of Scotland Group Plc	4/23/13	(53,066)
USD	133,153	EUR	100,000	UBS AG	4/23/13	(2,687)
USD	87,497	EUR	65,000	UBS AG	4/23/13	(799)
Total						$(2,255,690)

See Notes to Financial Statements.

22	BLACKROCK FUNDS	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	Exchange-traded options purchased as of January 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Dell, Inc.	Put	USD	11.00	2/16/13	2,000	$9,000
CAC 40 Index	Put	EUR	3,750.00	3/15/13	108	115,700
DAX Index	Put	EUR	7,700.00	3/15/13	59	43,019
DAX Index	Put	EUR	7,800.00	3/15/13	33	32,418
FTSE MIB Index	Put	EUR	17,500.00	3/15/13	47	90,619
SPDR S&P 500® ETF Trust	Put	USD	147.00	4/20/13	1,900	532,000

Total						$822,756

•	Exchange-traded options written as of January 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
SPDR S&P 500® ETF Trust	Put	USD	140.00	4/20/13	1,900	$(247,950)

•	Credit default swaps – buy protection outstanding as of January 31, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Kingdom of Spain	1.00%	JPMorgan Chase & Co.	6/20/14	USD	4,990	$(65,381)
iTraxx Europe Series 9 3-6%	5.00%	JPMorgan Chase & Co.	6/20/15	EUR	1,470	(169,063)
Republic of Portugal	1.00%	JPMorgan Chase & Co.	6/20/15	USD	8,050	(237,711)
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase & Co.	12/20/15	EUR	45,900	(123,886)
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase & Co.	12/20/15	EUR	44,571	(120,299)
Republic of Portugal	1.00%	Barclays Plc	12/20/15	USD	900	(31,869)
Republic of Portugal	1.00%	Deutsche Bank AG	12/20/15	USD	1,100	(38,951)
CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse Group AG	12/20/16	USD	4,000	(124,709)
CDX.NA.IG Series 17 Version 1	1.00%	Morgan Stanley	12/20/16	USD	1,000	(13,755)
Republic of Ireland	1.00%	Citigroup, Inc.	12/20/16	USD	500	(80,380)
Republic of Ireland	1.00%	Citigroup, Inc.	12/20/16	USD	200	(31,397)
Republic of Ireland	1.00%	Citigroup, Inc.	3/20/17	USD	500	(65,456)
Banco de Sabadell SA	5.00%	BNP Paribas SA	6/20/17	EUR	185	(21,882)
CDX.NA.HY Series 18 Version 2	5.00%	Credit Suisse Group AG	6/20/17	USD	1,485	(147,334)
CDX.NA.HY Series 18 Version 2	5.00%	Credit Suisse Group AG	6/20/17	USD	495	(43,951)
CDX.NA.HY Series 18 Version 2	5.00%	Morgan Stanley	6/20/17	USD	495	(34,019)
CDX.NA.IG Series 18 Version 1	1.00%	Credit Suisse Group AG	6/20/17	USD	7,500	(162,582)
CDX.NA.IG Series 18 Version 1	1.00%	JPMorgan Chase & Co.	6/20/17	USD	500	(7,387)
iTraxx Europe Crossover Series 17 Version 1	5.00%	Citigroup, Inc.	6/20/17	EUR	1,850	(177,758)
La Caixa	3.00%	BNP Paribas SA	6/20/17	EUR	185	(7,044)
La Caixa	3.00%	BNP Paribas SA	6/20/17	EUR	140	(5,665)
Lloyds TSB Bank Plc	3.00%	Morgan Stanley	6/20/17	EUR	275	(35,702)
Republic of Portugal	1.00%	Citigroup, Inc.	6/20/17	USD	1,000	(194,814)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Citigroup, Inc.	9/20/17	EUR	230	(17,496)
Banco de Sabadell SA	5.00%	JPMorgan Chase & Co.	9/20/17	EUR	650	(79,869)
Barclays Bank Plc	1.00%	BNP Paribas SA	9/20/17	EUR	500	(19,778)
Kingdom of Spain	1.00%	Barclays Plc	9/20/17	USD	665	(72,548)
Kingdom of Spain	1.00%	Barclays Plc	9/20/17	USD	110	(12,652)
Kingdom of Spain	1.00%	BNP Paribas SA	9/20/17	USD	1,020	(99,981)
Peugeot SA	5.00%	Barclays Plc	9/20/17	EUR	800	(15,439)
Peugeot SA	5.00%	BNP Paribas SA	9/20/17	EUR	638	(21,681)
Peugeot SA	5.00%	Citigroup, Inc.	9/20/17	EUR	1,070	(30,475)
Banco Bilbao Vizcaya Argentaria SA	3.00%	BNP Paribas SA	12/20/17	EUR	300	(19,934)

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	23

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	Credit default swaps — buy protection outstanding as of January 31, 2013 were as follows: (continued)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Banco Popular Espanol SA	5.00%	BNP Paribas SA	12/20/17	EUR	800	$(101,695)
Barclays Bank Plc	1.00%	JPMorgan Chase & Co.	12/20/17	EUR	1,540	(26,933)
Barclays Bank Plc	1.00%	JPMorgan Chase & Co.	12/20/17	EUR	1,540	(26,933)
Clariant AG	1.00%	BNP Paribas SA	12/20/17	EUR	1,900	(60,161)
Clariant AG	1.00%	JPMorgan Chase & Co.	12/20/17	EUR	1,590	(29,684)
Compagnie de Saint-Gobain SA	1.00%	Goldman Sachs Group, Inc.	12/20/17	EUR	500	(1,536)
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase & Co.	12/20/17	EUR	25	(311)
Deutsche DSM	1.00%	Deutsche Bank AG	12/20/17	EUR	500	(2,812)
Finmeccanica SpA	5.00%	BNP Paribas SA	12/20/17	EUR	870	(41,519)
iTraxx Europe Crossover Series 18 Version 1	5.00%	Barclays Plc	12/20/17	EUR	2,800	(178,836)
iTraxx Europe Crossover Series 18 Version 1	5.00%	BNP Paribas SA	12/20/17	EUR	7,100	(49,728)
iTraxx Europe Crossover Series 18 Version 1	5.00%	JPMorgan Chase & Co.	12/20/17	EUR	2,800	(178,147)
iTraxx Europe Crossover Series 18 Version 1	5.00%	JPMorgan Chase & Co.	12/20/17	EUR	2,750	(147,014)
iTraxx Europe Crossover Series 18 Version 1	5.00%	JPMorgan Chase & Co.	12/20/17	EUR	2,750	(163,647)
iTraxx Europe Crossover Series 18 Version 1	5.00%	JPMorgan Chase & Co.	12/20/17	EUR	530	(14,758)
iTraxx Europe Series 18 Version 1	1.00%	Citigroup, Inc.	12/20/17	EUR	2,235	(27,026)
iTraxx Sub Financials Series 18 Version 1	1.00%	Citigroup, Inc.	12/20/17	EUR	60	(1,403)
iTraxx Sub Financials Series 18 Version 1	1.00%	UBS AG	12/20/17	EUR	3,250	(48,084)
Lafarge SA	1.00%	Barclays Plc	12/20/17	EUR	500	(9,975)
Lafarge SA	1.00%	Credit Suisse Group AG	12/20/17	EUR	500	(10,226)
Ryder System, Inc.	1.00%	BNP Paribas SA	12/20/17	USD	1,000	(30,040)
Societe Generale SA	3.00%	Barclays Plc	12/20/17	EUR	230	(5,917)
Societe Generale SA	3.00%	Citigroup, Inc.	12/20/17	EUR	500	(19,564)
Societe Generale SA	3.00%	Deutsche Bank AG	12/20/17	EUR	550	(21,192)
Societe Generale SA	3.00%	JPMorgan Chase & Co.	12/20/17	EUR	140	(3,719)
Societe Generale SA	3.00%	UBS AG	12/20/17	EUR	190	(5,147)
Telenor ASA	1.00%	Barclays Plc	12/20/17	EUR	1,520	(10,526)
UPM-Kymmene Oyj	5.00%	JPMorgan Chase & Co.	12/20/17	EUR	440	(14,811)
Wolters Kluwer NV	1.00%	Citigroup, Inc.	12/20/17	EUR	2,350	24,355
Xerox Corp.	1.00%	Credit Suisse Group AG	12/20/17	USD	650	(27,051)
Xerox Corp.	1.00%	JPMorgan Chase & Co.	12/20/17	USD	225	(8,105)
Xerox Corp.	1.00%	JPMorgan Chase & Co.	12/20/17	USD	125	(4,637)
Banco Popular Espanol SA	5.00%	Barclays Plc	3/20/18	EUR	1,380	(19,147)
Barrick Gold Corp.	1.00%	JPMorgan Chase & Co.	3/20/18	USD	2,000	(1,931)
Commerzbank AG	1.00%	Barclays Plc	3/20/18	EUR	3,750	(16,809)
Dell, Inc.	1.00%	Barclays Plc	3/20/18	USD	500	388
Dell, Inc.	1.00%	Barclays Plc	3/20/18	USD	500	(418)
Dell, Inc.	1.00%	Credit Suisse Group AG	3/20/18	USD	1,250	(3,744)
Deutsche Bank AG	1.00%	Barclays Plc	3/20/18	EUR	3,700	(4,643)
Deutsche Bank AG	1.00%	Citigroup, Inc.	3/20/18	EUR	1,500	(1,176)
Expedia, Inc.	1.00%	Credit Suisse Group AG	3/20/18	USD	1,000	(7,310)
Expedia, Inc.	1.00%	JPMorgan Chase & Co.	3/20/18	USD	1,000	1,720
Kingdom of Spain	1.00%	Citigroup, Inc.	3/20/18	USD	2,350	(34,554)
Koninklijke DSM NV	1.00%	Credit Suisse Group AG	3/20/18	EUR	7,600	(22,500)
Lockheed Martin Corp.	1.00%	BNP Paribas SA	3/20/18	USD	2,500	(11,355)
Marks & Spencer Group Plc	1.00%	Credit Suisse Group AG	3/20/18	EUR	1,320	20,424
Northrop Grumman Corp.	1.00%	BNP Paribas SA	3/20/18	USD	2,500	(11,137)
Peugeot SA	5.00%	Citigroup, Inc.	3/20/18	EUR	3,200	154,531
Republic of Ireland	1.00%	Bank of America Corp.	3/20/18	USD	850	3,017

See Notes to Financial Statements.

24	BLACKROCK FUNDS	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	Credit default swaps — buy protection outstanding as of January 31, 2013 were as follows: (concluded)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Republic of Ireland	1.00%	Deutsche Bank AG	3/20/18	USD	1,000	$3,550
Republic of Italy	1.00%	Barclays Plc	3/20/18	USD	6,750	22,924
Xstrata Plc	1.00%	JPMorgan Chase & Co.	3/20/18	EUR	2,590	23,275
Total						$(3,482,525)

•	Credit default swaps — sold protection outstanding as of January 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
iTraxx Europe Series 9 0-3%	5.00%	JPMorgan Chase & Co.	6/20/13	BBB+	EUR	570	$46,851
iTraxx Europe Series 9 0-3%	5.00%	Morgan Stanley	6/20/13	BBB+	EUR	290	39,400
ARAMARK Corp.	5.00%	BNP Paribas SA	12/20/16	B	USD	250	35,465
CDX.NA.HY Series 17 Version 5	5.00%	Credit Suisse Group AG	12/20/16	B+	USD	960	109,820
CDX.NA.HY Series 17 Version 5	5.00%	Credit Suisse Group AG	12/20/16	B+	USD	960	88,691
CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse Group AG	12/20/16	BBB+	USD	5,000	138,915
Republic of Italy	1.00%	Citigroup, Inc.	12/20/16	Not Rated	USD	500	42,744
Republic of Italy	1.00%	Citigroup, Inc.	12/20/16	Not Rated	USD	200	16,556
Sunrise Communications Holdings SA	5.00%	Credit Suisse Group AG	3/20/17	B-	EUR	500	67,553
CDX.NA.HY Series 18 Version 2	5.00%	Credit Suisse Group AG	6/20/17	B+	USD	1,485	157,673
Sunrise Communications Holdings SA	5.00%	Citigroup, Inc.	6/20/17	B-	EUR	290	42,114
Ardagh Packaging Finance Plc	5.00%	Barclays Plc	9/20/17	CCC+	EUR	90	12,091
Ardagh Packaging Finance Plc	5.00%	Credit Suisse Group AG	9/20/17	CCC+	EUR	140	19,189
Credit Suisse Group AG	1.00%	BNP Paribas SA	9/20/17	A	EUR	500	26,798
Gas Natural SDG SA	1.00%	Barclays Plc	9/20/17	BBB	EUR	300	36,696
Gas Natural SDG SA	1.00%	Barclays Plc	9/20/17	BBB	EUR	275	40,770
Repsol International Finance BV	1.00%	Barclays Plc	9/20/17	BBB-	EUR	275	39,572
BASF SE	1.00%	Barclays Plc	12/20/17	A+	EUR	500	4,267
CDX.NA.HY Series 19 Version 1	5.00%	Credit Suisse Group AG	12/20/17	B+	USD	4,000	6,207
CDX.NA.IG Series 19 Version 1	1.00%	Goldman Sachs Group, Inc.	12/20/17	BBB+	USD	6,500	(3,847)
Credit Suisse Group AG	1.00%	JPMorgan Chase & Co.	12/20/17	A	EUR	1,540	26,867
Deutsche Bank AG	1.00%	JPMorgan Chase & Co.	12/20/17	A+	EUR	1,540	51,219
Deutsche Telekom AG	1.00%	Deutsche Bank AG	12/20/17	BBB+	EUR	1,000	(458)
E. ON AG	1.00%	JPMorgan Chase & Co.	12/20/17	A-	EUR	500	(243)
Gas Natural SDG SA	1.00%	JPMorgan Chase & Co.	12/20/17	BBB	EUR	495	28,063
Holcim Ltd.	1.00%	Goldman Sachs Group, Inc.	12/20/17	BBB	EUR	600	3,323
Holcim Ltd.	1.00%	JPMorgan Chase & Co.	12/20/17	BBB	EUR	1,130	2,586
Imperial Tobacco Group Plc	1.00%	Citigroup, Inc.	12/20/17	BBB	EUR	500	2,497
Imperial Tobacco Group Plc	1.00%	Deutsche Bank AG	12/20/17	BBB	EUR	1,000	(2,249)
iTraxx Europe Crossover Series 18 Version 1	5.00%	Barclays Plc	12/20/17	B+	EUR	7,350	18,822
iTraxx Europe Crossover Series 18 Version 1	5.00%	Barclays Plc	12/20/17	B+	EUR	1,350	37,541
iTraxx Europe Crossover Series 18 Version 1	5.00%	Citigroup, Inc.	12/20/17	B+	EUR	110	6,773
iTraxx Europe Crossover Series 18 Version 1	5.00%	Deutsche Bank AG	12/20/17	B+	EUR	7,350	(22,942)
iTraxx Europe Crossover Series 18 Version 1	5.00%	Deutsche Bank AG	12/20/17	B+	EUR	5,600	(14,340)
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase & Co.	12/20/17	A-	EUR	34,400	143,861
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase & Co.	12/20/17	A-	EUR	22,950	95,977
iTraxx Financials Series 18 Version 1	1.00%	JPMorgan Chase & Co.	12/20/17	A	EUR	3,750	17,082
Pearson Plc	1.00%	Citigroup, Inc.	12/20/17	BBB+	EUR	2,350	(15,795)
Sabre Holdings Corp. TSG	5.00%	Goldman Sachs Group, Inc.	12/20/17	CCC+	USD	1,000	54,883
Stora Enso Oyj	5.00%	JPMorgan Chase & Co.	12/20/17	BB	EUR	440	20,601

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	25

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

•	Credit default swaps — sold protection outstanding as of January 31, 2013 were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Sunrise Communications Holdings SA	5.00%	Credit Suisse Group AG	12/20/17	B-	EUR	490	$4,790
Sunrise Communications Holdings SA	5.00%	Goldman Sachs Group, Inc.	12/20/17	B-	EUR	570	11,097
ThyssenKrupp AG	1.00%	Credit Suisse Group AG	12/20/17	BB	EUR	800	13,691
ThyssenKrupp AG	1.00%	Goldman Sachs Group, Inc.	12/20/17	BB	EUR	600	11,988
ThyssenKrupp AG	1.00%	JPMorgan Chase & Co.	12/20/17	BB	EUR	540	10,789
Glencore International AG	1.00%	JPMorgan Chase & Co.	3/20/18	BBB	EUR	2,590	(1,912)
Holcim Ltd.	1.00%	JPMorgan Chase & Co.	3/20/18	BBB	EUR	1,280	(3,443)
Intesa Sanpaolo SpA	1.00%	Bank of America Corp.	3/20/18	BBB+	EUR	2,600	(27,784)
Republic of Italy	1.00%	Barclays Plc	3/20/18	Not Rated	EUR	5,050	(25,153)
Sabre Holdings Corp. TSG	5.00%	Goldman Sachs Group, Inc.	3/20/18	CCC+	USD	1,500	8,565
Schaeffler Finance BV	5.00%	Barclays Plc	3/20/18	B	EUR	650	16,691
Schaeffler Finance BV	5.00%	Credit Suisse Group AG	3/20/18	B	EUR	650	13,624
Swiss Reinsurnace Co. Ltd.	1.00%	Barclays Plc	3/20/18	AA-	EUR	3,700	(6,323)
Swiss Reinsurnace Co. Ltd.	1.00%	Citigroup, Inc.	3/20/18	AA-	EUR	1,500	(1,789)
ThyssenKrupp AG	1.00%	Credit Suisse Group AG	3/20/18	BB	EUR	1,450	(20,545)
UniCredit SpA	3.00%	Barclays Plc	3/20/18	BBB+	EUR	1,300	(3,453)
UniCredit SpA	3.00%	JPMorgan Chase & Co.	3/20/18	BBB+	EUR	2,600	(14,846)
Total							$1,407,580

[1]	Using S&P’s rating of the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds.	—	$276,866,681	—	$276,866,681
Floating Rate Loan Interests	—	49,367,157	$1,306,319	50,673,476
Foreign Agency Obligations	—	9,073,808	—	9,073,808

See Notes to Financial Statements.

26	BLACKROCK FUNDS	JANUARY 31, 2013

Schedule of Investments (concluded)	BlackRock Global Long/Short Credit Fund

	Level 1	Level 2	Level 3	Total
Foreign Government Obligations	—	$66,763,337	—	$66,763,337
Non-Agency Mortgage-Backed Securities	—	6,919,678	—	6,919,678
Preferred Securities	$1,036,400	9,549,405	—	10,585,805
U.S. Treasury Obligations	—	2,915,041	—	2,915,041
Short-Term Securities:
Borrowed Bond Agreements	—	121,751,341	—	121,751,341
Money Market Funds	173,744,351	—	—	173,744,351
Options Purchased:
Equity Contracts	822,756	—	—	822,756
Liabilities:
Investments:
Borrowed Bonds	—	(117,615,720)	—	(117,615,720)

Total	$175,603,507	$425,590,728	$1,306,319	$602,500,554

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,826,886	—	$1,826,886
Foreign currency exchange contracts	—	401,069	—	401,069
Interest rate contracts	$840,598	—	—	840,598
Liabilities:
Credit contracts	—	(3,901,831)	—	(3,901,831)
Equity contracts	(247,950)	—	—	(247,950)
Foreign currency exchange contracts	53,415	(2,710,174)	—	(2,656,759)
Interest rate contracts	(24,604)	—	—	(24,604)

Total	$621,459	$(4,384,050)	—	$(3,762,591)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$638,170	—	—	$638,170
Foreign currency at value	4,168,723	—	—	4,168,723
Cash pledged as collateral for financial futures contracts	1,271,000	—	—	1,271,000
Cash pledged as collateral for borrowed bond agreements	1,400,000	—	—	1,400,000
Liabilities:
Cash received as collateral for borrowed bond agreements	—	$(560,000)	—	(560,000)
Cash received as collateral for swap contracts	—	(600,000)	—	(600,000)

Total	$7,477,893	$(1,160,000)	—	$6,317,893

There were no transfers between levels during the six months ended January 31, 2013.

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	27

Statements of Assets and Liabilities

January 31, 2013 (Unaudited)	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund

Assets
Investments at value — unaffiliated[2]	$355,995,535	$546,371,923
Investments at value — affiliated[3]	104,752,052	173,744,351
Cash	—	638,170
Cash pledged as collateral for financial futures contracts	—	1,271,000
Cash pledged as collateral for swap contracts	—	1,400,000
Foreign currency at value[4]	16,984	4,168,723
Investments sold receivable	20,262,239	29,152,555
Swap premiums paid	—	6,500,971
Unrealized appreciation on foreign currency exchange contracts	1,336	454,484
Variation margin receivable	—	9,049
Unrealized appreciation on swaps	—	1,826,886
Capital shares sold receivable	1,690,630	13,076,512
Interest receivable	70,980	3,932,042
Receivable from Manager	3,748	1,926
Dividends receivable — unaffiliated	54,737	—
Dividends receivable — affiliated	1,535	11,934
Prepaid expenses	32,257	52,949

Total assets	482,882,033	782,613,475

Liabilities
Bank overdraft	350,854	—
Options written at value[5]	—	247,950
Borrowed bonds at value[6]	—	117,615,720
Cash received as collateral for swap contracts	—	600,000
Cash received as collateral for borrowed bond agreements	—	560,000
Variation margin payable	—	186,767
Investments purchased payable	103,384,292	64,003,021
Swap premiums received	—	4,563,232
Unrealized depreciation on foreign currency exchange contracts	5,416	2,710,174
Unrealized depreciation on swaps	—	3,901,831
Interest expense payable	—	1,109,547
Income dividends payable	87	216,271
Capital shares redeemed payable	251,570	1,675,327
Investment advisory fees payable	353,106	424,679
Offering costs payable	24,279	969
Other affiliates payable	20,512	26,813
Service and distribution fees payable	13,071	60,163
Officer’s and Trustees’ fees payable	84	54
Other accrued expenses payable	47,511	97,705

Total liabilities	104,450,782	198,000,223

Net Assets	$378,431,251	$584,613,252

Net Assets Consist of
Paid-in capital	$383,849,872	$571,776,880
Undistributed net investment income (loss)	(711,946)	2,271,622
Accumulated net realized loss	(4,072,467)	(908,685)
Net unrealized appreciation/depreciation	(634,208)	11,473,435

Net Assets	$378,431,251	$584,613,252

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$356,641,991	$530,542,137
[3] Investments at cost — affiliated	$104,752,052	$173,744,351
[4] Foreign currency at cost	$16,979	$4,149,679
[5] Premiums received	—	$248,900
[6] Proceeds received from borrowed bond agreements	—	$116,837,864

See Notes to Financial Statements.

28	BLACKROCK FUNDS	JANUARY 31, 2013

Statements of Assets and Liabilities (concluded)

January 31, 2013 (Unaudited)	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund

Net Asset Value
Institutional
Net assets	$347,083,062	$339,599,850

Shares outstanding[2]	33,630,909	31,968,274

Net asset value	$10.32	$10.62

Investor A
Net assets	$19,669,096	$213,887,346

Shares outstanding[2]	1,908,988	20,164,060

Net asset value	$10.30	$10.61

Investor C
Net assets	$11,679,093	$31,126,056

Shares outstanding[2]	1,144,594	2,947,178

Net asset value	$10.20	$10.56

[1]	Consolidated Statement of Assets and Liabilities.
[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	29

Statements of Operations

Period Ended January 31, 2013 (Unaudited)	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund

Investment Income
Dividends — unaffiliated	$1,113,388	—
Foreign taxes withheld	(61,631)	—
Dividends — affiliated	8,721	$68,598
Interest	89,495	5,969,791

Total income	1,149,973	6,038,389

Expenses
Investment advisory	1,559,785	1,695,062
Administration	101,725	133,564
Service and distribution — class specific	69,781	255,239
Professional	54,015	32,044
Transfer agent — class specific	37,632	104,459
Administration — class specific	33,873	44,021
Offering	29,547	48,947
Custodian	28,039	16,607
Registration	20,139	30,355
Printing	8,895	14,225
Officer and Trustees	2,935	5,559
Miscellaneous	15,531	45,400
Recoupment of past waived fees	—	3,250
Recoupment of past waived fees — class specific	17,554	13,044

Total expenses excluding interest expense	1,979,451	2,441,776
Interest expense	—	463,862

Total expenses	1,979,451	2,905,638
Less fees waived by Manager	(128,628)	(35,138)
Less administration fees waived — class specific	(7,029)	(23,166)
Less transfer agent fees waived — class specific	(508)	(353)
Less transfer agent fees reimbursed — class specific	(16,729)	(18,026)

Total expenses after fees waived and reimbursed	1,826,557	2,828,955

Net investment income (loss)	(676,584)	3,209,434

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,541,915)	5,170,086
Capital gain distributions received from affiliated underlying funds	105	793
Options written	—	480,148
Financial futures contracts	—	78,884
Swaps	—	(85,645)
Foreign currency transactions	(55,357)	(4,083,713)
Securities sold short	—	15,479
Borrowed bonds	—	(466,767)

	(2,597,167)	1,109,265

Net change in unrealized appreciation/depreciation on:
Investments	2,404,662	14,540,692
Options written	—	(744)
Financial futures contracts	—	1,057,419
Swaps	—	(2,344,532)
Foreign currency translations	11,923	(2,017,309)
Securities sold short	—	1,016
Borrowed bonds	—	(360,971)

	2,416,585	10,875,571

Total realized and unrealized gain (loss)	(180,582)	11,984,836

Net Increase (Decrease) in Net Assets Resulting from Operations	$(857,166)	$15,194,270

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	JANUARY 31, 2013

Statements of Changes in Net Assets

	BlackRock Commodity Strategies Fund[1]		BlackRock Global Long/Short Credit Fund
Increase in Net Assets:	Six Months Ended January 31, 2013 (Unaudited)	Period October 3, 2011[2] to July 31, 2012	Six Months Ended January 31, 2013 (Unaudited)	Period September 30, 2011[2] to July 31, 2012

Operations
Net investment income (loss)	$(676,584)	$(93,087)	$3,209,434	$618,989
Net realized gain (loss)	(2,597,167)	(48,547)	1,109,265	2,939,420
Net change in unrealized appreciation/depreciation	2,416,585	(3,050,793)	10,875,571	597,864

Net increase (decrease) in net assets resulting from operations	(857,166)	(3,192,427)	15,194,270	4,156,273

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(68,445)	(29,207)[3]	(1,675,603)	(320,151)[3]
Investor A	—	(793)[3]	(883,225)	(116,668)[3]
Investor C	—	—	(64,211)	(9,593)[3]
Net realized gain:
Institutional	—	(1,302,498)[3]	(2,006,485)	(44,796)[3]
Investor A	—	(63,444)[3]	(1,285,274)	(6,528)[3]
Investor C	—	(54,453)[3]	(208,252)	(3,383)[3]

Decrease in net assets resulting from dividends and distributions to shareholders	(68,445)	(1,450,395)	(6,123,050)	(501,119)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	292,458,218	91,541,466	357,913,220	213,973,658

Net Assets
Total increase in net assets	291,532,607	86,898,644	366,984,440	217,628,812
Beginning of period	86,898,644	—	217,628,812	—

End of period	$378,431,251	$86,898,644	$584,613,252	$217,628,812

Undistributed net investment income (loss)	$(711,946)	$33,083	$2,271,622	$1,685,227

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Commencement of operations.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	31

Consolidated Statement of Cash Flows

Six Months Ended January 31, 2013 (Unaudited)	BlackRock Commodity Strategies Fund

Cash Used for Operating Activities
Net decrease in net assets resulting from operations	$(857,166)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Increase in dividends receivable — unaffiliated	(27,063)
Increase in interest receivable	(48,421)
Increase in dividends receivable — affiliated	(1,305)
Increase in prepaid expenses	(21,125)
Decrease in deferred offering costs	31,748
Decrease in receivable from Manager	2,882
Increase in service and distribution fees payable	2,989
Increase in investment advisory fees payable	313,031
Increase in other affiliates payable	17,963
Decrease in Officer’s and Trustees’ fees payable	(1,122)
Decrease in professional fees payable	(51,673)
Increase in other accrued expenses payable	10,544
Decrease in offering costs payable	(86,510)
Net realized and unrealized loss on investments	140,912
Amortization of premium and accretion of discount on investments	(41,251)
Proceeds from sales of long-term investments	24,546,546
Purchases of long-term investments	(120,255,596)
Net purchase of short-term securities	(195,231,804)

Cash used for operating activities	(291,556,421)

Cash Provided by Financing Activities
Proceeds from shares sold	345,094,527
Shares redeemed	(53,872,446)
Cash dividends paid to shareholders	(4,665)
Increase in bank overdraft	350,854

Cash provided by financing activities	291,568,270

Cash and Foreign Currency
Net increase in cash and foreign currency	11,849
Cash and foreign currency at beginning of period	5,135

Cash and foreign currency at end of period	$16,984

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	$63,693

See Notes to Financial Statements.

32	BLACKROCK FUNDS	JANUARY 31, 2013

Consolidated Financial Highlights	BlackRock Commodity Strategies Fund

	Institutional		Investor A			Investor C
	Six Months Ended January 31, 2013 (Unaudited)	Period October 3, 2011[1] to July 31, 2012	Six Months Ended January 31, 2013 (Unaudited)		Period October 3, 2011[1] to July 31, 2012	Six Months Ended January 31, 2013 (Unaudited)		Period October 3, 2011[1] to July 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$9.93	$10.00	$9.93		$10.00	$9.87		$10.00

Net investment loss[2]	(0.02)	(0.01)	(0.02)		(0.02)	(0.06)		(0.08)
Net realized and unrealized gain	0.41	0.22	0.39		0.22	0.39		0.22

Net increase from investment operations	0.39	0.21	0.37		0.20	0.33		0.14

Dividends and distributions from:
Net investment income	(0.00)[3]	(0.01)[4]	—		(0.00)[3,4]	—		—
Net realized gain	—	(0.27)[4]	—		(0.27)[4]	—		(0.27)[4]

Total dividends and distributions	(0.00)[3]	(0.28)	—		(0.27)	—		(0.27)
Net asset value, end of period	$10.32	$9.93	$10.30		$9.93	$10.20		$9.87

Total Investment Return[5,6]
Based on net asset value	3.95%	2.00%	3.73%		1.97%	3.34%		1.29%

Ratios to Average Net Assets[7]
Total expenses	1.38% [8]	1.87% [9]	1.77%	[8]	2.08% [9]	2.49%	[8]	2.85% [9]

Total expenses excluding recoupment of past waived fees	1.37% [8]	1.87% [9]	1.77%	[8]	2.08% [9]	2.49%	[8]	2.85% [9]

Total expenses after fees waived and reimbursed	1.30%	1.30%	1.50%		1.50%	2.25%		2.24%

Net investment loss	(0.45)%	(0.08)%	(0.47)%		(0.26)%	(1.24)%		(0.97)%

Supplemental Data
Net assets, end of period (000)	$347,083	$62,974	$19,669		$15,274	$11,679		$8,651

Portfolio turnover	28%	127%	28%		127%	28%		127%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Amount is greater than $(0.005) per share.

4	Dividends and distributions are determined in accordance with federal income tax regulations.

5	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

6	Aggregate total investment return.

7	Annualized.

8	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 1.39%, 1.80% and 2.52%, respectively.

9	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 1.89%, 2.08% and 2.85%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	33

Financial Highlights	BlackRock Global Long/Short Credit Fund

	Institutional				Investor A				Investor C
	Six Months Ended January 31, 2013 (Unaudited)		Period September 30, 2011[1] to July 31, 2012		Six Months Ended January 31, 2013 (Unaudited)		Period September 30, 2011[1] to July 31, 2012		Six Months Ended January 31, 2013 (Unaudited)		Period September 30, 2011[1] to July 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.32		$10.00		$10.30		$10.00		$10.26		$10.00

Net investment income (loss)[2]	0.10		0.06		0.09		0.06		0.05		(0.01)
Net realized and unrealized gain	0.38		0.30		0.38		0.28		0.37		0.29

Net increase from investment operations	0.48		0.36		0.47		0.34		0.42		0.28

Dividends and distributions from:
Net investment income	(0.09)		(0.03)	[3]	(0.07)		(0.03)	[3]	(0.03)		(0.01)	[3]
Net realized gain	(0.09)		(0.01)	[3]	(0.09)		(0.01)	[3]	(0.09)		(0.01)	[3]

Total dividends and distributions	(0.18)		(0.04)		(0.16)		(0.04)		(0.12)		(0.02)

Net asset value, end of period	$10.62		$10.32		$10.61		$10.30		$10.56		$10.26

Total Investment Return[4,5]
Based on net asset value	4.63%		3.55%		4.63%		3.32%		4.15%		2.79%

Ratios to Average Net Assets[6]
Total expenses	1.48%	[7]	1.73%	[8]	1.71%	[7]	1.93%	[8]	2.45%	[7]	2.66%	[8]

Total expenses excluding recoupment of past waived fees	1.47%	[7]	1.73%	[8]	1.71%	[7]	1.93%	[8]	2.45%	[7]	2.66%	[8]

Total expenses after fees waived and reimbursed	1.46%		1.46%		1.66%		1.66%		2.41%		2.40%

Total expenses after fees waived, reimbursed and excluding interest expense	1.20%		1.20%		1.40%		1.39%		2.15%		2.14%

Net investment income (loss)	1.94%		0.70%		1.71%		0.67%		0.98%		(0.16)%

Supplemental Data
Net assets, end of period (000)	$339,600		$133,444		$213,887		$71,053		$31,126		$13,132

Portfolio turnover	129%		355%		129%		355%		129%		355%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]

Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 1.49%, 1.72% and 2.46%, respectively.

[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 1.75%, 1.93% and 2.66%, respectively.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	JANUARY 31, 2013

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Commodity Strategies Fund (“Commodity Strategies”) and BlackRock Global Long/Short Credit Fund (“Global Long/Short Credit”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Commodity Strategies is classified as non-diversified and Global Long/Short Credit is classified as diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements of Commodity Strategies include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Commodity Strategies, which primarily invests in commodity-related instruments. The Subsidiary enables Commodity Strategies to hold these commodity-related instruments and satisfy Regulated Investment Company (“RIC”) tax requirements. Commodity Strategies may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Commodity Strategies.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate,

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Notes to Financial Statements (continued)

in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amount and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Zero-Coupon Bonds: Commodity Strategies invests in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Commodity-Linked Notes: Commodity Strategies invests in commodity-linked notes to provide exposure to the investment returns of the commodities markets, without investing directly in commodities. In a commodity-linked note, Commodity Strategies purchases a note and, in return, the issuer typically provides for an interest payment and a principal payment at maturity linked to the price movement of the underlying commodity index less an agreed-upon fee. These notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. Performance of a particular commodity index will affect the value of the commodity-linked note. The value of the commodity-linked note is generally based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index. In addition to credit, interest rate and counterparty risk typically associated with traditional debt investments, commodity-linked notes are subject to risks affecting the underlying commodity index. The value of the commodity-linked notes may fluctuate by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The commodity-linked notes have an automatic redemption feature if the underlying index declines from the original trade date by the amount specified in the agreement. Commodity Strategies has the option to request prepayment from the issuer at any time. The value of the commodity-linked note, which is marked-to-market daily, is recorded on the Consolidated Statement of Assets and Liabilities. The daily change in value, including any fees to be paid, is included in net change in unrealized appreciation/depreciation on investments on the Consolidated Statement of Operations. Interest

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Notes to Financial Statements (continued)

accruals are included in interest income on the Consolidated Statement of Operations. Commodity Strategies realizes a gain or loss when a commodity-linked note is sold or matures.

Capital Trusts: Global Long/Short Credit may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Floating Rate Loan Interests: Global Long/Short Credit may invest in floating rate loan interests. The floating rate loan interests Global Long/ Short Credit holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. Global Long/Short Credit may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. Global Long/Short Credit considers these investments to be investments in debt securities for purposes of its investment policies.

When Global Long/Short Credit purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, Global Long/Short Credit may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by Global Long/Short Credit upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. Global Long/Short Credit may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. Global Long/Short Credit may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in Global Long/Short Credit having a contractual relationship only with the lender, not with the borrower. Global Long/Short Credit will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, Global Long/Short Credit generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and Global Long/Short Credit may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, Global Long/Short Credit will assume the credit risk of both the borrower and the lender that is selling the Participation. Global Long/ Short Credit’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, Global Long/Short Credit may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in Global Long/Short Credit having a direct contractual relationship with the borrower, and Global Long/Short Credit may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: Global Long/Short Credit may enter into borrowed bond agreements. In a borrowed bond agreement, Global Long/Short Credit borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and Global Long/Short Credit, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between Global Long/Short Credit and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by Global Long/Short Credit may be limited if the value of an investment purchased with the cash collateral by the lender decreases. Global Long/Short Credit may also experience delays in gaining access to the collateral.

Short Sales: Global Long/Short Credit may enter into short sale transactions in which Global Long/Short Credit sells a security it does not hold in anticipation of a decline in the market price of that security. When Global Long/Short Credit makes a short sale, it will borrow the security

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Notes to Financial Statements (continued)

sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by Global Long/Short Credit is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. Global Long/Short Credit is required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. Global Long/Short Credit is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which Global Long/Short Credit sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance Global Long/Short Credit will be able to close out a short position at a particular time or at an acceptable price

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), that Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Dividends from net investment income are declared and paid at least annually for Commodity Strategies. Global Long/Short Credit’s dividends from net investment income are declared daily and paid monthly. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to RICs and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for the period ended July 31, 2012. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (“FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

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Notes to Financial Statements (continued)

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market value net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds and not the counterparty to perform. Counterparty risk related to exchange-traded financial futures contracts, options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Global Long/Short Credit purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Global Long/Short Credit and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, Global Long/ Short Credit agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by Global Long/Short Credit as unrealized appreciation or depreciation. When the contract is closed, Global Long/Short Credit records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: Global Long/Short Credit purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When Global Long/Short Credit purchases (writes) an option, an amount equal to the premium paid (received) by Global Long/Short Credit is reflected

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Notes to Financial Statements (continued)

as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or Global Long/Short Credit enters into a closing transaction), Global Long/Short Credit realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When Global Long/Short Credit writes a call option, such option is “covered,” meaning that Global Long/Short Credit holds the underlying instrument subject to being called by the option counterparty. When Global Long/Short Credit writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Global Long/Short Credit also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by Global Long/Short Credit but not yet delivered, or committed or anticipated to be purchased by Global Long/Short Credit.

In purchasing and writing options, Global Long/Short Credit bears the risk of an unfavorable change in the value of the underlying instrument or the risk that Global Long/Short Credit may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in Global Long/Short Credit purchasing or selling a security at a price different from the current market value.

Swaps: Global Long/Short Credit enters into swap agreements, in which Global Long/Short Credit and a counterparty agree either to make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. These payments received or made by Global Long/Short Credit are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively on the Statements of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, Global Long/Short Credit will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and Global Long/Short Credit’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

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Credit default swaps — Global Long/Short Credit enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). Global Long/Short Credit may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, Global Long/Short Credit will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, Global Long/Short Credit will either pay the buyer an amount equal to the notional amount of the swap

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Notes to Financial Statements (continued)

and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of January 31, 2013
	Asset Derivatives
		Commodity Strategies		Global Long/Short Credit
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/depreciation	—		$840,198
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value — unaffiliated[1]	$1,336		454,484
Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	—		8,327,857
Equity contracts	Investments at value — unaffiliated[1]	—		822,756
Total		$1,336		$10,445,295

[1]	Includes options purchased at value as reported in the Schedules of Investments.

	Liability Derivatives
		Commodity Strategies		Global Long/Short Credit
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/depreciation[2]	—		$24,604
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$5,416		2,710,174
Credit contracts	Unrealized depreciation on swaps; Swap premiums received; Options written at value	—		8,465,063
Equity contracts	Options written at value	—		247,950
Total		$5,416		$11,447,791

[2]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

BLACKROCK FUNDS	JANUARY 31, 2013	41

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended January 31, 2013
	Net Realized Gain (Loss) From
		Global
	Commodity Strategies	Long/Short Credit
Interest rate contracts:
Financial futures contracts	—	$(103,963)
Foreign currency exchange contracts:
Foreign currency transactions	$(351,850)	(4,941,042)
Options[3]	—	(181,022)
Credit contracts:
Swaps	—	(85,645)
Options	—	154,688
Equity contracts:
Financial futures contracts	—	182,847
Options[3]	—	(1,024,088)

Total	$(351,850)	$(5,998,225)

	Net Change in Unrealized Appreciation/Depreciation on
	Commodity Strategies	Global Long/Short Credit
Interest rate contracts:
Financial futures contracts	—	$1,057,419
Foreign currency exchange contracts:
Foreign currency translations	$(3,765)	(1,968,831)
Options[3]	—	11,312
Credit contracts:
Swaps	—	(2,344,532)
Options	—	(1,694)
Equity contracts:
Options[3]	—	3,723

Total	$(3,765)	$(3,242,603)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended January 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Commodity Strategies	Global Long/Short Credit
Financial futures contracts:
Average number of contracts purchased	—	10
Average number of contracts sold	—	422
Average notional value of contracts purchased	—	$1,830,371
Average notional value of contracts sold	—	$71,692,278
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	1	11
Average number of contracts - US dollars sold	1	1
Average US dollar amounts purchased	$560,524	$169,036,449
Average US dollar amounts sold	$100,342	$4,583,001
Options:
Average number of option contracts purchased	—	2,301
Average number of option contracts written	—	950
Average notional value of option contracts purchased	—	$30,953,202
Average notional value of option contracts written	—	$13,300,000
Average number of swaption contracts purchased	—	2
Average number of swaption contracts written	—	3
Average notional value of swaption contracts purchased	—	$15,307,445
Average notional value of swaption contracts written	—	$25,788,158
Credit default swaps:
Average number of contracts - buy protection	—	80
Average number of contracts - sell protection	—	54
Average notional value - buy protection	—	$188,787,023
Average notional value - sell protection	—	$117,255,329

42	BLACKROCK FUNDS	JANUARY 31, 2013

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Commodity Strategies	Global Long/Short Credit
Average Daily Net Assets	Investment	Advisory Fee
First $1 Billion	1.15%	0.95%
$1 Billion - $3 Billion	1.08%	0.89%
$3 Billion - $5 Billion	1.04%	0.86%
$5 Billion - $10 Billion	1.00%	0.83%
Greater than $10 Billion	0.98%	0.81%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended January 31, 2013, the Manager waived $4,607 and $34,995 for Commodity Strategies and Global Long/Short Credit, respectively.

For Commodity Strategies, the Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Commodity Strategies pays the Manager based on Commodity Strategies’ net assets which include the assets of the Subsidiary.

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for Commodity Strategies and with BlackRock Financial Management, Inc. (“BFM”) and BIL, each an affiliate of the Manager, to serve as sub-advisors for Global Long/Short Credit. The Manager pays BFM and BIL, as applicable, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by Funds to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and

Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	N/A
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the six months ended January 31, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Total
Commodity Strategies	$21,781	$48,000	$69,781
Global Long/Short Credit	$156,858	$98,381	$255,239

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended January 31, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Commodity Strategies	$180	$348	$109	$637
Global Long/Short Credit	$289	$376	$63	$728

For the six months ended January 31, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Commodity Strategies	$21,864	$10,866	$4,902	$37,632
Global Long/Short Credit	$58,649	$40,237	$5,573	$104,459

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net

BLACKROCK FUNDS	JANUARY 31, 2013	43

Notes to Financial Statements (continued)

assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations. For the six months ended January 31, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration, administration —class specific, administration fees waived and administration fees waived — class specific in the Statements of Operations:

Commodity Strategies	$87,855
Global Long/Short Credit	$102,617

For the six months ended January 31, 2013, the following table shows the administration fees — class specific borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Commodity Strategies	$30,497	$2,178	$1,198	$33,873
Global Long/Short Credit	$25,876	$15,686	$2,459	$44,021

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C
Commodity Strategies	1.30%	1.50%	2.25%
Global Long/Short Credit	1.20%	1.40%	2.15%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2013 unless approved by the Board, including a majority of the Independent Trustees.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived—class specific, transfer agent fees waived—class specific and transfer agent fees reimbursed—class specific, respectively, in the Statements of Operations. For the six months ended January 31, 2013, the Manager waived

$124,021 and $143 of investment advisory fees for Commodity Strategies and Global Long/Short Credit, respectively, which are included in fees waived by Manager. Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Institutional	Investor A	Investor C	Total
Commodity Strategies	$3,657	$2,178	$1,194	$7,029
Global Long/Short Credit	$9,512	$11,972	$1,682	$23,166

Transfer Agent Fees Waived
	Institutional	Investor A	Investor C	Total
Commodity Strategies.	$52	$348	$108	$508
Global Long/Short Credit	$45	$269	$39	$353

Transfer Agent Fees Reimbursed
	Institutional	Investor A	Investor C	Total
Commodity Strategies	$2,064	$10,223	$4,442	$16,729
Global Long/Short Credit	$2,035	$14,448	$1,543	$18,026

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended January 31, 2013, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Fund Level	Institutional	Investor C	Total
Commodity Strategies	—	$17,554	—	$17,554
Global Long/Short Credit	$3,250	$12,812	$232	$16,294

44	BLACKROCK FUNDS	JANUARY 31, 2013

Notes to Financial Statements (continued)

On January 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires July 31,
	2014	2015
Commodity Strategies
Fund Level	$255,733	$124,021
Institutional	$120	$5,773
Investor A	$9,256	$12,749
Investor C	$6,654	$5,744
Global Long/Short Credit
Fund Level	$85,984	$143
Institutional	$22,123	$11,592
Investor A	$29,414	$26,689
Investor C	$4,966	$3,264

For the six months ended January 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Commodity Strategies	$6,007
Global Long/Short Credit	$17,543

For the six months ended January 31, 2013, affiliates received CDSCs as follows:

Investor C
Commodity Strategies	$3,040
Global Long/Short Credit	$9,468

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

4. Investments:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the six months ended January 31, 2013, were as follows:

	Purchases	Sales
Commodity Strategies	$223,236,009	$44,438,810
Global Long/Short Credit	$645,849,563	$334,690,196

Purchases and sales of US government securities, for the six months ended January 31, 2013, were $21,438,705 and $18,709,055 for Global Long/Short Credit, respectively.

Transactions in options written for the six months ended January 31, 2013 were as follows:

	Global Long/Short Credit
	Calls		Puts
	Notional (000)1	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of period	1,680	$9,155	—	—	—
Options written	2,670	7,580	1,900	79,010	$712,313
Options expired	(4,350)	(16,735)	—	(79,010)	(463,413)

Outstanding options, end of period	—	—	1,900	—	$248,900

1	Amount shown is in currency in which the transaction was denominated.

5. Income Tax Information:

As of January 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Commodity Strategies	Global Long/Short Credit
Tax cost	$461,507,981	$704,288,322

Gross unrealized appreciation	$11,997,509	$17,367,150
Gross unrealized depreciation	(12,757,903)	(1,539,198)

Net unrealized appreciation (depreciation)	$(760,394)	$15,827,952

6. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2012. The Funds did not borrow under the credit agreement during the six months ended January 31, 2013.

BLACKROCK FUNDS	JANUARY 31, 2013	45

Notes to Financial Statements (continued)

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in Statements of Assets and Liabilities, less any collateral held by the Funds.

As of January 31, 2013, Commodity Strategies invested a significant portion of its assets in securities in the Materials and Energy sectors and Commodity-Linked Notes. Changes in economic conditions affecting the Materials and Energy sectors and Commodity-Linked Notes would have a greater impact on Commodity Strategies and could affect the value, income and/or liquidity of positions in such securities.

As of January 31, 2013, Global Long/Short Credit invested a substantial amount of its assets in issuers located in a single country or a limited number of countries. When Global Long/Short Credit concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended January 31, 2013		Period October 3, 2011[1] to July 31, 2012
Commodity Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	31,959,363	$334,853,791	7,436,604	$76,261,209
Shares issued in reinvestment of dividends and distributions	6,319	63,693	14,233	145,470
Shares redeemed	(4,675,314)	(48,949,269)	(1,110,296)	(10,828,248)

Net increase	27,290,368	$285,968,215	6,340,541	$65,578,431

Investor A
Shares sold	758,454	$7,762,071	2,033,983	$21,470,402
Shares issued in reinvestment of dividends and distributions	—	—	5,912	60,487
Shares redeemed	(387,977)	(3,965,056)	(501,384)	(4,902,555)

Net increase	370,477	$3,797,015	1,538,511	$16,628,334

Investor C
Shares sold	383,936	$3,879,649	910,910	$9,683,048
Shares issued in reinvestment of distributions	—	—	4,999	51,041
Shares redeemed	(116,012)	(1,186,661)	(39,239)	(399,388)

Net increase	267,924	$2,692,988	876,670	$9,334,701
Total Net Increase	27,928,769	$292,458,218	8,755,722	$91,541,466

46	BLACKROCK FUNDS	JANUARY 31, 2013

Notes to Financial Statements (concluded)

Global Long/Short Credit	Six Months Ended January 31, 2013		Period September 30, 2011[1] to July 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	22,475,059	$237,166,350	18,720,394	$190,002,450
Shares issued in reinvestment of dividends and distributions	245,437	2,587,732	20,133	206,555
Shares redeemed	(3,685,553)	(38,891,603)	(5,807,196)	(59,421,672)

Net increase	19,034,943	$200,862,479	12,933,331	$130,787,333

Investor A
Shares sold	14,616,971	$153,750,176	7,851,912	$79,951,902
Shares issued in reinvestment of dividends and distributions	200,951	2,116,616	11,669	119,439
Shares redeemed	(1,550,122)	(16,308,107)	(967,321)	(9,833,980)

Net increase	13,267,800	$139,558,685	6,896,260	$70,237,361

Investor C
Shares sold	1,835,017	$19,248,615	1,436,613	$14,537,311
Shares issued in reinvestment of dividends and distributions	24,091	252,656	1,113	11,295
Shares redeemed	(191,985)	(2,009,215)	(157,671)	(1,599,642)

Net increase	1,667,123	$17,492,056	1,280,055	$12,948,964

Total Net Increase	33,969,866	$357,913,220	21,109,646	$213,973,658

[1]	Commencement of operations.

At January 31, 2013, shares owned by affiliates for Global Long/Short Credit were as follows:

Shares
Institutional	2,496,000
Investor A	2,000
Investor C	2,000

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	JANUARY 31, 2013	47

Officers and Trustees

Ronald W. Forbes, Co-Chair of the Board and Trustee

Rodney D. Johnson, Co-Chair of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock International Limited1,2

Edinburgh, Scotland EH3 8JB

BlackRock Financial Management, Inc.2

New York, NY 10055

Distributor

BlackRock Investments, LLC

New York, NY 10022

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLC

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

[1]	For Commodity Strategies.

[2]	For Global Long/Short Credit.

48	BLACKROCK FUNDS	JANUARY 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for
e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling
(800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	JANUARY 31, 2013	49

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

50	BLACKROCK FUNDS	JANUARY 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2040	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2045	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2055	2030	2055
BlackRock Strategic Risk Allocation Fund	2035		2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	JANUARY 31, 2013	51

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

CSGLSC-1/13-SAR

JANUARY 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK ®

BlackRock FundsSM

„   BlackRock Multi-Asset Real Return Fund

„   BlackRock Strategic Risk Allocation Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	JANUARY 31, 2013

Dear Shareholder

Financial markets have substantially improved over the past year, providing investors with considerable relief compared to where things were during the global turmoil seen in 2011. Despite a number of headwinds, higher-risk asset classes boasted strong returns as investors sought meaningful yields in the ongoing low-interest-rate environment.

Rising investor confidence drove equity markets higher in early 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. The second quarter, however, brought a market reversal as Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a euro collapse. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. But as the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks would soon intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer. Policy relief came in early September, when the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by accommodative monetary policy, risk assets weakened in the fall. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, stocks slid on lackluster corporate earnings reports and market volatility rose during the lead up to the US Presidential election. In the post-election environment, investors grew increasingly concerned over automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”). There was widespread fear that the fiscal cliff would push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a timely budget deal triggered higher levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal; however, decisions relating to spending cuts and the debt ceiling continue to weigh on investors’ minds.

Investors shook off the nerve-wracking finale to 2012 and began the New Year with a powerful equity rally. Key indicators signaled broad-based improvements in the world’s major economies, particularly China. In the United States, economic data was mixed, but pointed to a continued recovery. The risk of inflation remained low and the US Federal Reserve showed no signs of curtailing its stimulus programs. Additionally, January saw the return of funds that investors had pulled out of the market in late 2012 amid uncertainty about tax-rate increases ahead of the fiscal cliff deadline. In fixed income markets, rising US Treasuries yields dragged down higher-quality asset classes, while high yield bonds continued to benefit from investor demand for yield in the low-rate environment.

On the whole, riskier asset classes outperformed lower-risk investments for the 6- and 12-month periods ended January 31, 2013. International equities were the strongest performers. US stocks and high yield bonds also generated significant returns. Emerging market equities were particularly volatile, but still posted gains for both the 6- and 12-month periods. US Treasury yields remained low, but experienced increasing volatility in recent months. Rising yields near the end of the period resulted in negative returns for Treasuries and investment-grade bonds for the 6-month period. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

While investors continue to face a host of unknowns, we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite a number of headwinds, higher-risk asset classes boasted strong returns as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	9.91%	16.78%
US small cap equities (Russell 2000® Index)	15.51	15.47
International equities (MSCI Europe, Australasia, Far East Index)	18.61	17.25
Emerging market equities (MSCI Emerging Markets Index)	13.11	7.64
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(2.90)	1.28
US investment grade bonds (Barclays US Aggregate Bond Index)	(0.29)	2.59
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	5.50
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.37	13.87

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of January 31, 2013	BlackRock Multi-Asset Real Return Fund

Investment Objective

BlackRock Multi-Asset Real Return Fund’s (the “Fund”) investment objective is to seek to generate returns in excess of the actual rate of inflation over a complete market cycle.

Portfolio Information

Portfolio Composition	Percent of Investment Companies

Equity Funds	46%
Fixed Income Funds	44
Short-Term Securities	10

Portfolio Holdings	Percent of Investment Companies

BlackRock Floating Rate Income Portfolio, Institutional Class	29%
iShares Dow Jones U.S. Real Estate Index Fund	10
BlackRock Liquidity Funds, TempFund, Institutional Class	10
iShares Barclays 0-5 Year TIPS Bond Fund	10
SPDR S&P Oil & Gas Equipment & Services ETF	8
Health Care Select Sector SPDR Fund	7
Financial Select Sector SPDR Fund	7
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5
iShares Barclays TIPS Bond Fund	5
Alerian MLP ETF	5
iShares Gold Trust	4

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value December 27, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[1]	Beginning Account Value December 27, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,034.00	$0.78	$1,000.00	$1,004.03	$0.77	0.80%
Investor A	$1,000.00	$1,034.00	$1.02	$1,000.00	$1,003.79	$1.01	1.05%
Investor C	$1,000.00	$1,034.00	$1.76	$1,000.00	$1,003.07	$1.73	1.80%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 35/365 (to reflect the period from December 27, 2012, the commencement of operations, to January 31, 2013).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4	BLACKROCK FUNDS	JANUARY 31, 2013

Fund Summary as of January 31, 2013	BlackRock Strategic Risk Allocation Fund

Investment Objective

BlackRock Strategic Risk Allocation Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	52%
Short-Term Securities	48

Portfolio Holdings	Percent of Affiliated Investment Companies

iShares Barclays TIPS Bond Fund	52%
BlackRock Liquidity Funds, TempFund, Institutional Class	48

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value December 27, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[1]	Beginning Account Value December 27, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,006.70	$0.96	$1,000.00	$1,003.84	$0.96	1.00%
Investor A	$1,000.00	$1,006.70	$1.20	$1,000.00	$1,003.60	$1.20	1.25%
Investor C	$1,000.00	$1,005.60	$1.92	$1,000.00	$1,002.88	$1.92	2.00%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 35/365 (to reflect the period from December 27, 2012, the commencement of operations, to January 31, 2013).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK FUNDS	JANUARY 31, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase.
In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Consolidated Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on December 27, 2012 (commencement of operations) and held through January 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK FUNDS	JANUARY 31, 2013

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and swaps, as specified in Note 2 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or commodity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	7

Consolidated Schedule of Investments January 31, 2013 (Unaudited)	BlackRock Multi-Asset Real Return Fund (Percentages shown are based on Net Assets)

Investment Companies	Shares	Value
Equity Funds — 46.1%
Alerian MLP ETF	28,125	$486,281
Financial Select Sector SPDR Fund	42,761	743,187
Health Care Select Sector SPDR Fund	17,478	749,981
iShares Dow Jones U.S. Real Estate Index Fund (a)	15,454	1,039,590
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (a)	15,263	510,700
iShares Gold Trust (a)	27,898	451,948
SPDR S&P Oil & Gas Equipment & Services ETF	20,408	783,871

		4,765,558
Fixed Income Funds — 43.8%
BlackRock Floating Rate Income Portfolio, Institutional Class (a)	289,950	3,032,875
iShares Barclays 0-5 Year TIPS Bond Fund (a)	9,705	1,002,818

Investment Companies	Shares	Value
Fixed Income Funds (concluded)
iShares Barclays TIPS Bond Fund (a)	4,102	$495,439

		4,531,132

Short-Term Securities — 9.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (a)(b)	1,012,597	1,012,597
Total Investment Companies (Cost — $10,014,567) — 99.7%		10,309,287
Other Assets Less Liabilities — 0.3%		35,646

Net Assets — 100.0%		$10,344,933

Notes to Consolidated Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the period ended January 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Purchased		Shares Held at January 31, 2013	Value at January 31, 2013	Income
BlackRock Floating Rate Income Portfolio, Institutional Class	289,950		289,950	$3,032,875	—
BlackRock Liquidity Funds, TempFund, Institutional Class	1,012,597	[1]	1,012,597	$1,012,597	$12,843
iShares Barclays 0-5 Year TIPS Bond Fund	9,705		9,705	$1,002,818	—
iShares Barclays TIPS Bond Fund	4,102		4,102	$495,439	—
iShares Gold Trust	27,898		27,898	$451,948	—
iShares Dow Jones U.S. Real Estate Index Fund	15,454		15,454	$1,039,590	—
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	15,263		15,263	$510,700	—

[1]	Represents net shares purchased.

(b)	Represents the current yield as of report date.

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD Australian Dollar CAD Canadian Dollar ETF Exchange Traded Fund EUR Euro GBP British Pound JPY Japanese Yen LIBOR London Interbank Offered Rate	MLP Master Limited Partnership REIT Real Estate Investment Trust S&P Standard & Poor’s SPDR Standard & Poor’s Depositary Receipts USD US Dollar

See Notes to Consolidated Financial Statements.

8	BLACKROCK FUNDS	JANUARY 31, 2013

Consolidated Schedule of Investments (concluded)	BlackRock Multi-Asset Real Return Fund

•	Total return swaps outstanding as of January 31, 2013 were as follows:

Reference Entity	Fixed Amount		Counterparty	Expiration Date	Contracts	Unrealized Appreciation
Excess Return on the S&P GSCI Commodity Index	USD 1,012,374	[1]	JPMorgan Chase & Co.	12/31/13	2,138	$45,217

[1]	Fund receives the total return of the referenced entity and pays the fixed amount. Net payment at termination.
•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Investment Companies	$10,309,287	—	—	$10,309,287

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Commodity contracts	—	$45,217	—	$45,217

[1]	Derivative financial instruments are swaps which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	9

Consolidated Schedule of Investments January 31, 2013 (Unaudited)	BlackRock Strategic Risk Allocation Fund (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 51.2%
iShares Barclays TIPS Bond Fund	106,645	$12,880,583

Short-Term Securities — 47.3%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (b)	11,907,799	11,907,799

Value
Total Affiliated Investment Companies (Cost — $24,958,268) — 98.5%	$24,788,382
Other Assets Less Liabilities — 1.5%	382,622

Net Assets — 100.0%	$25,171,004

Notes to Consolidated Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the period ended January 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Purchased		Shares Held at January 31, 2013	Value at January 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	11,907,799	[1]	11,907,799	$11,907,799	$1,341
iShares Barclays TIPS Bond Fund	106,645		106,645	$12,880,583	—

[1]	Represents net shares purchased.
(b)	Represents the current yield as of report date.

•	Financial futures contracts as of January 31, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation
1	ASX SPI 200 Futures	Sydney	March 2013	USD	126,309	$5,453
20	E-mini Russell 2000 Futures	New York	March 2013	USD	1,804,200	143,254
27	E-mini S&P 500 Futures	Chicago Mercantile	March 2013	USD	2,015,955	121,625
22	EURO STOXX 50 Index Futures	Eurex	March 2013	USD	809,814	17,384
4	FTSE 100 Index Futures	London	March 2013	USD	397,133	21,613
35	mini MSCI Emerging Markets Index Futures	New York	March 2013	USD	1,875,650	36,277
4	TOPIX Index Futures	Tokyo	March 2013	USD	410,083	33,736
Total						$379,342

•	Foreign currency exchange contracts as of January 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	250,000	AUD	241,972	HSBC Holdings Plc	3/07/13	$(1,697)
USD	158,000	CAD	157,532	HSBC Holdings Plc	3/07/13	171
USD	178,000	EUR	134,559	HSBC Holdings Plc	3/07/13	(4,739)
USD	120,000	GBP	74,298	HSBC Holdings Plc	3/07/13	2,164
USD	108,000	JPY	9,294,382	HSBC Holdings Plc	3/07/13	6,339
Total						$2,238

See Notes to Consolidated Financial Statements.

10	BLACKROCK FUNDS	JANUARY 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

•	Credit default swaps — sold protection outstanding as of January 31, 2013 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.IG Series 19 Version 1	1.00%	Bank of America Corp.	12/20/17	BBB+	USD	2,700	$11,534
CDX.NA.HY Series 19 Version 1	5.00%	Bank of America Corp.	12/20/17	B+	USD	3,700	91,352
iTraxx Europe Crossover Series 18 Version 1	5.00%	Bank of America Corp.	12/20/17	B+	EUR	1,000	25,423
iTraxx Europe Series 18 Version 1	1.00%	Bank of America Corp.	12/20/17	A-	EUR	2,000	7,672
Total							$135,981

[1]	Using S&P’s rating of the issuer or the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Total return swaps outstanding as of January 31, 2013 were as follows:

Reference Entity	Fixed Amount/ Fixed Rate/ Floating Rate			Counterparty	Expiration Date	Contracts/ Notional Amount (000)		Unrealized Appreciation (Depreciation)
Canadian (10 Year) Bond Futures March 2013	CAD	135,603,900	[3]	Bank of America Corp.	2/22/13		10	$(18,988)
Long Gilt Futures March 2013	GBP	95,223,840	[3]	Bank of America Corp.	2/25/13		8	(33,747)
U.S. Treasury (10 Year) Notes Futures March 2013	USD	558,148,920	[3]	Bank of America Corp.	2/26/13		42	(67,677)
Euro-Bund Futures March 2013	EUR	247,360,880	[3]	Bank of America Corp.	3/05/13		17	(83,245)
Japanese Government (10 Year) Bond Futures March 2013	JPY	18,672,667,000	[3]	Bank of America Corp.	3/06/13		13	10,152
Australian (10 Year) Bond Futures March 2013	AUD	96,759,200	[3]	Bank of America Corp.	3/13/13		10	(1,921)
JPMorgan EMBI Plus Index	3-month LIBOR Plus 0.415%			JPMorgan Chase & Co.	3/20/13	USD	3,600	(79,602)
S&P GSCI Light Energy Official Close Index	USD	1,300,086	[3]	JPMorgan Chase & Co.	3/28/13		3,858	41,600
Net Total Return on the FTSE EPRA/NAREIT
Global REIT Index	3-month LIBOR Minus 0.10%			JPMorgan Chase & Co.	6/28/13	USD	1	87,842
Total								$(145,586)

[3]	Fund receives the total return of the referenced entity and pays the fixed amount. Net payment at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	11

Consolidated Schedule of Investments (concluded)	BlackRock Strategic Risk Allocation Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$24,788,382	—	—	$24,788,382

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Commodity contracts	—	$41,600	—	$41,600
Credit contracts	—	135,981	—	135,981
Equity contracts	$379,342	87,842	—	467,184
Foreign currency exchange contracts	—	8,674	—	8,674
Interest rate contracts	—	10,152	—	10,152
Liabilities:
Foreign currency exchange contracts	—	(6,436)	—	(6,436)
Interest rate contracts	—	(285,180)	—	(285,180)
Total	$379,342	$(7,367)	—	$371,975

[1]	Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for financial futures contracts	$389,000	—	—	$389,000
Liabilities:
Bank overdraft	—	$(3,469)	—	(3,469)
Foreign bank overdraft	—	(1,322)	—	(1,322)
Total	$389,000	$(4,791)	—	$384,209

See Notes to Consolidated Financial Statements.

12	BLACKROCK FUNDS	JANUARY 31, 2013

Consolidated Statements of Assets and Liabilities

January 31, 2013 (Unaudited)	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Assets
Investments at value — unaffiliated[1]	$2,763,320	—
Investments at value — affiliated[2]	7,545,967	$24,788,382
Cash pledged as collateral for financial futures contracts	—	389,000
Swap premiums paid	—	31,502
Unrealized appreciation on foreign currency exchange contracts	—	8,674
Variation margin receivable	—	20,808
Unrealized appreciation on swaps	45,217	275,575
Deferred offering costs	147,353	147,353
Dividends receivable — affiliated	88	977
Receivable from Manager	15,627	2,815

Total assets	10,517,572	25,665,086

Liabilities
Bank overdraft	—	3,469
Foreign bank overdraft[3]	—	1,322
Variation margin payable	—	7,526
Swap premiums received	—	18,168
Unrealized depreciation on foreign currency exchange contracts	—	6,436
Unrealized depreciation on swaps	—	285,180
Offering costs payable	162,981	162,981
Professional fees payable	8,120	6,790
Officer’s and Trustees’ fees payable	215	154
Other affiliates payable	55	353
Service and distribution fees payable	26	26
Other accrued expenses payable	1,242	1,677

Total liabilities	172,639	494,082

Net Assets	$10,344,933	$25,171,004

Net Assets Consist of
Paid-in capital	$10,000,000	$25,097,002
Undistributed (distributions in excess of) net investment income	4,996	(114,815)
Accumulated net realized loss	—	(13,506)
Net unrealized appreciation/depreciation	339,937	202,323

Net Assets	$10,344,933	$25,171,004

[1] Investments at cost — unaffiliated	$2,535,142	—
[2] Investments at cost — affiliated	$7,479,425	$24,958,268
[3] Foreign bank overdraft at cost	$—	$1,289

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	13

Consolidated Statements of Assets and Liabilities (concluded)

January 31, 2013 (Unaudited)	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Net Asset Value
Institutional
Net assets	$10,293,239	$25,120,702

Shares outstanding[4]	995,000	2,504,683

Net asset value	$10.34	$10.03

Investor A
Net assets	$25,856	$25,160

Shares outstanding[4]	2,500	2,509

Net asset value	$10.34	$10.03

Investor C
Net assets	$25,838	$25,142

Shares outstanding[4]	2,500	2,509

Net asset value	$10.34	$10.02

[4]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Consolidated Financial Statements.

14	BLACKROCK FUNDS	JANUARY 31, 2013

Consolidated Statements of Operations

Period December 27, 2012[1] to January 31, 2013 (Unaudited)	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Investment Income
Dividends — affiliated	$12,843	$1,341

Expenses
Investment advisory	5,864	18,093
Organization and offering	86,118	86,118
Professional	8,120	6,790
Administration	733	1,809
Printing	630	630
Officer and Trustees	316	353
Administration — class specific	245	603
Custodian	154	296
Service and distribution — class specific	30	30
Transfer agent — class specific	11	13
Miscellaneous	560	560

Total expenses	102,781	115,295
Less fees waived by Manager	(5,864)	(18,093)
Less administration fees waived	(733)	(1,045)
Less administration fees waived — class specific	(184)	(599)
Less transfer agent fees reimbursed — class specific	(7)	(12)
Less expenses reimbursed by Manager	(88,146)	(71,392)

Total expenses after fees waived and reimbursed	7,847	24,154

Net investment income (loss)	4,996	(22,813)

Realized and Unrealized Gain (Loss)
Net realized loss from:
Swaps	—	(11,473)
Foreign currency transactions	—	(2,033)

	—	(13,506)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	228,178	—
Investments — affiliated	66,542	(169,886)
Financial futures contracts	—	379,342
Swaps	45,217	(9,605)
Foreign currency translations	—	2,472

	339,937	202,323

Total realized and unrealized gain	339,937	188,817

Net Increase in Net Assets Resulting from Operations	$344,933	$166,004

[1]	Commencement of operations.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	15

Consolidated Statements of Changes in Net Assets

	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund
Increase in Net Assets:	Period December 27, 2012[1] to January 31, 2013 (Unaudited)	Period December 27, 2012[1] to January 31, 2013 (Unaudited)

Operations
Net investment income (loss)	$4,996	$(22,813)
Net realized loss	—	(13,506)
Net change in unrealized appreciation/depreciation	339,937	202,323

Net increase in net assets resulting from operations	344,933	166,004

Dividends to Shareholders From
Net investment income:
Institutional	—	(91,821)
Investor A	—	(91)
Investor C	—	(90)

Decrease in net assets resulting from dividends to shareholders	—	(92,002)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	10,000,000	25,097,002

Net Assets
Total increase in net assets	10,344,933	25,171,004
Beginning of period	—	—

End of period	$10,344,933	$25,171,004

Undistributed (distributions in excess of) net investment income	$4,996	$(114,815)

[1]	Commencement of operations.

See Notes to Consolidated Financial Statements.

16	BLACKROCK FUNDS	JANUARY 31, 2013

Consolidated Financial Highlights	BlackRock Multi-Asset Real Return Fund

	Period December 27, 2012[1] to January 31, 2013 (Unaudited)
	Institutional	Investor A		Investor C

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00		$10.00

Net investment income (loss)[2]	0.01	0.00	[3]	(0.00)[4]
Net realized and unrealized gain	0.33	0.34		0.34

Net asset value, end of period	$10.34	$10.34		$10.34

Total Investment Return[5,6]
Based on net asset value	3.40%	3.40%		3.40%

Ratios to Average Net Assets[7,8]
Total expenses[9]	3.99%	4.38%		5.13%

Total expenses after fees waived and reimbursed	0.80%	1.05%		1.80%

Net investment income (loss)	0.51%	0.26%		(0.49)%

Supplemental Data
Net assets, end of period (000)	$10,293	$26		$26

Portfolio turnover	0%	0%		0%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.41%.

[8]	Annualized.

[9]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 10.51%, 10.90% and 11.65%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	17

Consolidated Financial Highlights	BlackRock Strategic Risk Allocation Fund

	Period December 27, 2012[1] to January 31, 2013 (Unaudited)
	Institutional	Investor A	Investor C

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment loss[2]	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain	0.08	0.08	0.08

Net increase from investment operations	0.07	0.07	0.06

Dividends from net investment income	(0.04)	(0.04)	(0.04)

Net asset value, end of period	$10.03	$10.03	$10.02

Total Investment Return[3,4]
Based on net asset value	0.67%	0.67%	0.56%

Ratios to Average Net Assets[5,6]
Total expenses[7]	2.14%	2.56%	3.31%

Total expenses after fees waived and reimbursed	1.00%	1.25%	2.00%

Net investment loss	(0.94)%	(1.20)%	(1.95)%

Supplemental Data
Net assets, end of period (000)	$25,121	$25	$25

Portfolio turnover	0%	0%	0%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.
[6]	Annualized.
[7]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 4.78%, 5.20% and 5.95%, respectively.

See Notes to Consolidated Financial Statements.

18	BLACKROCK FUNDS	JANUARY 31, 2013

Notes to Consolidated Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Multi-Asset Real Return Fund (“Multi-Asset Real Return”) and BlackRock Strategic Risk Allocation Fund (“Strategic Risk Allocation”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Strategic Risk Allocation is classified as non-diversified. Multi-Asset Real Return is classified as diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

As of January 31, 2013, Multi-Asset Real Return’s investment in BlackRock Floating Rate Income Portfolio, and Strategic Risk Allocation’s investments in iShares Barclays TIP Bond Fund and BlackRock Liquidity Funds, TempFund were 29%, 51% and 47%, respectively, of each Fund’s net assets. The financial statements of BlackRock Floating Rate Income Portfolio, iShares Barclays TIP Bond Fund and BlackRock Liquidity Funds, TempFund, including the Schedule of Investments, can be read in conjunction with each Fund’s financial statements. The BlackRock Floating Rate Income Portfolio, iShares Barclays TIP Bond Fund and BlackRock Liquidity Funds, TempFund financial statements, included in filings under BlackRock Funds II, iShares Trust and BlackRock Liquidity Funds, respectively, are available, without charge, on the SEC’s website at http://www.sec.gov.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Multi-Asset Real Return Fund, Ltd. and BlackRock Cayman Strategic Risk Allocation Fund, Ltd. (the “Subsidiaries”), which are wholly owned subsidiaries of the Funds, which primarily invest in commodity-related instruments and other derivatives. The Subsidiaries enable the Funds to hold these commodity-related instruments and other derivatives and satisfy Regulated Investment Company (“RIC”) tax requirements. Each Fund may invest up to 25% of its total assets in the Subsidiaries. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to the Funds.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the BlackRock Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the

BLACKROCK FUNDS	JANUARY 31, 2013	19

Notes to Consolidated Financial Statements (continued)

Global Valuation Committee deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and swaps), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to RICs and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Consolidated Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is

20	BLACKROCK FUNDS	JANUARY 31, 2013

Notes to Consolidated Financial Statements (continued)

evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Funds were expensed by the Funds and reimbursed by the Manager. The Manager reimbursed Multi-Asset Real Return and Strategic Risk Allocation $70,490 and $70,490, respectively, which are included in expenses reimbursed by Manager in the Consolidated Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or commodity price risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Strategic Risk Allocation purchases or sells financial futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Strategic Risk Allocation and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, Strategic Risk Allocation agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by Strategic Risk Allocation as unrealized appreciation or depreciation. When the contract is closed, Strategic Risk Allocation records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: Strategic Risk Allocation enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by Strategic Risk Allocation, help to manage the overall exposure to the currencies in which some of the investments held by Strategic Risk Allocation are denominated. The contract is marked-to-market daily and the change in market value is recorded by Strategic Risk Allocation as an unrealized gain or loss. When the contract is closed, Strategic Risk Allocation records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in

BLACKROCK FUNDS	JANUARY 31, 2013	21

Notes to Consolidated Financial Statements (continued)

the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. These payments received or made by the Funds are recorded in the Consolidated Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively in the Consolidated Statements of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Strategic Risk Allocation enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). Strategic Risk Allocation may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, Strategic Risk Allocation will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, Strategic Risk Allocation will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of January 31, 2013
	Asset Derivatives
		Multi-Asset Real Return		Strategic Risk Allocation
	Consolidated Statements of Assets and Liabilities Location		Value
Interest rate contracts	Unrealized appreciation on swaps	—		$10,152
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	—		8,674
Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	—		167,483

22	BLACKROCK FUNDS	JANUARY 31, 2013

Notes to Consolidated Financial Statements (continued)

Fair Values of Derivative Financial Instruments as of January 31, 2013
	Asset Derivatives
		Multi-Asset Real Return		Strategic Risk Allocation
	Consolidated Statements of Assets and Liabilities Location		Value
Equity contracts	Net unrealized appreciation on swaps; Net unrealized appreciation/depreciation[1]	—		$467,184
Commodity contracts	Unrealized appreciation on swaps	$45,217		41,600
Total		$45,217		$695,093

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedules of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

	Liability Derivatives
		Strategic Risk Allocation
	Consolidated Statements of Assets and Liabilities Location	Value
Interest rate contracts	Unrealized depreciation on swaps	$285,180
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	6,436
Credit contracts	Swap premiums received	18,168
Total		$309,784

The Effect of Derivative Financial Instruments in the Consolidated Statements of Operations Period Ended January 31, 2013
Net Realized Loss From
Strategic Risk Allocation
Credit contracts:
Swaps		$(11,473)

	Net Change in Unrealized Appreciation/Depreciation on
	Multi-Asset Real Return	Strategic Risk Allocation
Interest rate contracts:
Swaps	—	$(275,028)
Foreign currency exchange contracts:
Foreign currency translations	—	2,238
Credit contracts:
Swaps	—	135,981
Equity contracts:
Financial futures contracts	—	379,342
Swaps	—	87,842
Commodity contracts:
Swaps	$45,217	41,600
Total	$45,217	$371,975

BLACKROCK FUNDS	JANUARY 31, 2013	23

Notes to Consolidated Financial Statements (continued)

For the period ended January 31, 2013, the actual contracts of derivative financial instruments were as follows:

	Multi-Asset Real Return	Strategic Risk Allocation
Financial futures contracts:
Number of contracts purchased	—	113
Notional value of contracts purchased	—	$7,439,144
Foreign currency exchange contracts:
Number of contracts — US dollars purchased	—	5
US dollar amounts purchased	—	$814,000
Credit default swaps:
Number of contracts — sell protection	—	4
Notional value — sell protection	—	$10,473,375
Total return swaps:
Number of contracts	2,138	3,960
Notional value	$1,012,374	$1,490,991,996

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Multi-Asset Real Return	Strategic Risk Allocation
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%	0.75%
$1 Billion - $3 Billion	0.56%	0.71%
$3 Billion - $5 Billion	0.54%	0.68%
$5 Billion - $10 Billion	0.52%	0.65%
Greater than $10 Billion	0.51%	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with Strategic Risk Allocation’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Consolidated Statements of Operations. For the period ended January 31, 2013, the Manager waived $125 and $895 for Multi-Asset Real Return and Strategic Risk Allocation, respectively.

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, to serve as sub-advisor for Multi-Asset Real Return and Strategic Risk Allocation. BlackRock International Limited (“BIL”), an affiliate of the Manager, serves as sub-advisor for Strategic Risk Allocation. The Manager pays BFM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the applicable Fund to the Manager.

The Manager provides investment management and other services to the Subsidiaries. The Manager does not receive separate compensation from the Subsidiaries for providing investment management or administrative services. However, the Funds pay the Manager based on each Fund’s net assets which includes the assets of the Subsidiaries.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	N/A
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the period ended January 31, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Total
Multi-Asset Real Return	$6	$24	$30
Strategic Risk Allocation	$6	$24	$30

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services

24	BLACKROCK FUNDS	JANUARY 31, 2013

Notes to Consolidated Financial Statements (continued)

with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares.

For the period ended January 31, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$5	$3	$3	$11
Strategic Risk Allocation	$5	$4	$4	$13

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Consolidated Statements of Operations. For the period ended January 31, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration, administration — class specific, administration fees waived and administration fees waived — class specific in the Consolidated Statements of Operations:

Multi-Asset Real Return	$61
Strategic Risk Allocation	$433

For the period ended January 31, 2013, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$243	$1	$1	$245
Strategic Risk Allocation	$601	$1	$1	$603

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C
Multi-Asset Real Return	0.80%	1.05%	1.80%
Strategic Risk Allocation	1.00%	1.25%	2.00%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2013 unless approved by the Board, including a majority of the Independent Trustees.

In addition, BlackRock has contractually agreed to waive the management fee on assets estimated to be attributed to Multi-Asset Real Return’s investments in other equity and fixed income mutual funds managed by BlackRock or its affiliates. These amounts waived or reimbursed are included in fees waived by Manager and expenses reimbursed by Manager, and shown as administration fees waived — class specific, and transfer agent fees reimbursed — class specific and expenses reimbursed, respectively, in the Consolidated Statements of Operations. For the period ended January 31, 2013, the Manager waived $5,739 and $17,198 of investment advisory fees for Multi-Asset Real Return and Strategic Risk Allocation, respectively, which are included in fees waived by Manager. The Manager reimbursed expenses of $17,656 and $902 for Multi-Asset Real Return and Strategic Risk Allocation, respectively, which are included in expenses reimbursed by Manager. Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$182	$1	$1	$184
Strategic Risk Allocation	$597	$1	$1	$599

Transfer Agent Fees Reimbursed
	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$1	$3	$3	$7
Strategic Risk Allocation	$4	$4	$4	$12

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became

BLACKROCK FUNDS	JANUARY 31, 2013	25

Notes to Consolidated Financial Statements (continued)

entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On January 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring July 31,
2015
Multi-Asset Real Return
Fund Level	$22,394
Institutional	$183
Investor A	$4
Investor C	$4
Strategic Risk Allocation
Fund Level	$19,145
Institutional	$602
Investor A	$5
Investor C	$5

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Consolidated Statements of Operations.

4. Investments:

Purchases of investments for the period ended January 31, 2013, were $8,549,673 and $13,050,469 for Multi-Asset Real Return and Strategic Risk Allocation, respectively. There were no sales for the period ended January 31, 2013.

5. Income Tax Information:

As of January 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Multi-Asset Real Return	Strategic Risk Allocation
Tax cost	$10,014,567	$24,958,268

Gross unrealized appreciation	$300,904	—

Gross unrealized depreciation	(6,184)	$(169,886)

Net unrealized appreciation (depreciation)	$294,720	$(169,886)

6. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Funds.

7. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period December 27, 2012[1] to January 31, 2013
Multi-Asset Real Return	Shares	Amount
Institutional
Shares sold	995,000	$9,950,000

Net increase	995,000	$9,950,000

Investor A
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

[1]	Commencement of operations.

26	BLACKROCK FUNDS	JANUARY 31, 2013

Notes to Consolidated Financial Statements (concluded)

	Period December 27, 2012[1] to January 31, 2013
Multi-Asset Real Return (concluded)	Shares	Amount
Investor C
Shares sold	2,500	$25,000

Net increase	2,500	$25,000
Total Net Increase	1,000,000	$10,000,000

Strategic Risk Allocation
Institutional
Shares sold	2,495,501	$24,955,000
Shares issued in reinvestment of dividends	9,182	91,821

Net increase	2,504,683	$25,046,821

Investor A
Shares sold	2,500	$25,000
Shares issued in reinvestment of dividends	9	91

Net increase	2,509	$25,091

Investor C
Shares sold	2,500	$25,000
Shares issued in reinvestment of dividends	9	90

Net increase	2,509	$25,090
Total Net Increase	2,509,701	$25,097,002

[1]	Commencement of operations.

At January 31, 2013, shares owned by affiliates for Multi-Asset Real Return and Strategic Risk Allocation were as follows:

Shares	Multi-Asset Real Return	Strategic Risk Allocation
Institutional	995,000	2,504,182
Investor A	2,500	2,509
Investor C	2,500	2,509

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	JANUARY 31, 2013	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on September 20-21, 2012 to consider the approval of the Trust’s proposed investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”) on behalf of BlackRock Multi-Asset Real Return Fund (“Multi-Asset Real Return Fund”) and BlackRock Strategic Risk Allocation Fund (“Strategic Risk Allocation Fund,” and together with Multi-Asset Real Return Fund, the “Funds”), each a portfolio of the Trust. The Advisory Agreement was the same agreement that had previously been approved by the Board with respect to other portfolios of the Trust. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”) with respect to each of Multi-Asset Real Return Fund and Strategic Risk Allocation Fund (the “Sub-Advisory Agreement”). The Sub-Advisory Agreement was substantially the same as the sub-advisory agreements previously approved with respect to certain other portfolios of the Trust. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” The Funds commenced operations in December 2012.

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Trust or the Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services to be provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on September 20-21, 2012, the Board reviewed materials relating to its consideration of the Agreements. The Board considered all factors it believed relevant with respect to the Trust and the Funds, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the cost of the services to be provided and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Funds; (f) possible alternatives to the proposed Agreements; (g) the policies and practices of BlackRock with respect to portfolio transactions for the Funds; and (h) other factors deemed relevant by the Board Members.

In determining to approve the Agreements, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreements. The Board received materials in advance of the September 2012 meeting relating to its consideration of the Agreements, including (a) with respect to each Fund, fees and estimated expense ratios of each class of the Fund, and for a representative class of the Fund, in comparison to the fees and expense ratios of a peer group of funds; (b) information regarding BlackRock’s economic outlook for the Funds and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to each Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Funds, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services provided by BlackRock to the Funds under the Agreements relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreements was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Funds was

28	BLACKROCK FUNDS	JANUARY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

consistent with each Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and non-investment advisory services to be provided by BlackRock and its affiliates to the Funds. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Funds with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board, including the Independent Board Members, considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the portfolio management team for each Fund. The Board also took into account the time and attention to be devoted by senior management of BlackRock to the Funds. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreements.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, could not consider the performance history of the Funds because each Fund was newly organized and had not yet commenced operations as of the September 2012 meeting.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: In connection with the initial approval of the Agreements, the Board, including the Independent Board Members, reviewed each Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) compared with the other funds in the applicable Fund’s peer group of funds. Both the peer group and the funds within the peer group (collectively, “Peers”) were selected by Lipper, Inc. (“Lipper”), which is not affiliated with BlackRock. It also compared each Fund’s estimated total expense ratio, as well as the Fund’s estimated actual management fee ratio, to those of its respective Peers. The Board noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board considered the fee waivers and expense reimbursement arrangements in place, including the contractual agreement by BlackRock to waive fees and/or reimburse expenses in order to limit, to a specified amount, each Fund’s total operating expenses as a percentage of the

Fund’s average daily net assets on a class-by-class basis, as applicable. Additionally, the Board noted information received at prior Board meetings concerning the services rendered, and the fee rates offered, to other clients advised by BlackRock.

The Board noted that Strategic Risk Allocation Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board noted that Multi-Asset Real Return Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Fund’s actual management fee ratio, when the fact that the management fee will only be charged on assets that are not invested in underlying mutual funds advised by BlackRock or its affiliates is taken into account, was lower than or equal to the median actual management fee ratio paid by the Fund’s Peers.

Following consideration of this information, the Board, including the independent Board Members, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services provided.

As the Funds had not commenced operations as of the date of the September 2012 meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Funds. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized in respect of the management of the Funds in tandem with other portfolios of the Trust. Since each Fund is newly formed, BlackRock was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale, if any.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the

BLACKROCK FUNDS	JANUARY 31, 2013	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Funds were consistent with those generally available to other mutual fund sponsors.

Conclusion

The Board, including the Independent Board Members, unanimously approved (i) the Advisory Agreement between the Manager and the Trust on behalf of each Fund and (ii) the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a two-year term ending September 20, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

30	BLACKROCK FUNDS	JANUARY 31, 2013

Officers and Trustees

Ronald W. Forbes, Co-Chair of the Board and Trustee

Rodney D. Johnson, Co-Chair of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.1,2

New York, NY 10055

BlackRock International Limited2

Edinburgh, Scotland EH3 8JB

Distributor

BlackRock Investments, LLC

New York, NY 10022

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

[1]	For Multi-Asset Real Return.
[2]	For Strategic Risk Allocation.

BLACKROCK FUNDS	JANUARY 31, 2013	31

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

32	BLACKROCK FUNDS	JANUARY 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	JANUARY 31, 2013	33

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Opportunities Fund
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Real Estate Securities Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Russell 1000 Index Fund
BlackRock Commodity Strategies Fund	BlackRock International Fund	BlackRock Science & Technology
BlackRock Disciplined Small Cap Core Fund	BlackRock International Index Fund	Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short	BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Fund II
Equity Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Value Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Latin America Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Flexible Equity Fund	BlackRock Long-Horizon Equity Fund	BlackRock Value Opportunities Fund
BlackRock Focus Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock World Gold Fund
BlackRock Global Dividend Income Portfolio
BlackRock Global Long/Short Equity Fund

Taxable Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock U.S. Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock U.S. Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Secured Credit Portfolio	BlackRock World Income Fund
BlackRock GNMA Portfolio

Municipal Fixed Income Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Mixed Asset Funds
BlackRock Balanced Capital Fund	LifePath Active Portfolios	LifePath Index Portfolios
BlackRock Global Allocation Fund	2015 2040	Retirement 2040
BlackRock Managed Volatility Portfolio	2020 2045	2020 2045
BlackRock Multi-Asset Income Portfolio	2025 2050	2025 2050
BlackRock Multi-Asset Real Return Fund	2030 2055	2030 2055
BlackRock Strategic Risk Allocation Fund	2035	2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement 2040
Moderate Prepared Portfolio	2020 2045
Growth Prepared Portfolio	2025 2050
Aggressive Growth Prepared Portfolio	2030 2055
2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

34	BLACKROCK FUNDS	JANUARY 31, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

MRRSRA-1/13-SAR

JANUARY 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK ®

BlackRock FundsSM

„   BlackRock Short Obligations Fund

„   BlackRock Short-Term Treasury Fund

„   BlackRock Ultra-Short Obligations Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	JANUARY 31, 2013

Dear Shareholder

Financial markets have substantially improved over the past year, providing investors with considerable relief compared to where things were during the global turmoil seen in 2011. Despite a number of headwinds, higher-risk asset classes boasted strong returns as investors sought meaningful yields in the ongoing low-interest-rate environment.

Rising investor confidence drove equity markets higher in early 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. The second quarter, however, brought a market reversal as Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a euro collapse. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. But as the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks would soon intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer. Policy relief came in early September, when the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by accommodative monetary policy, risk assets weakened in the fall. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, stocks slid on lackluster corporate earnings reports and market volatility rose during the lead up to the US Presidential election. In the post-election environment, investors grew increasingly concerned over automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”). There was widespread fear that the fiscal cliff would push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a timely budget deal triggered higher levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal; however, decisions relating to spending cuts and the debt ceiling continue to weigh on investors’ minds.

Investors shook off the nerve-wracking finale to 2012 and began the New Year with a powerful equity rally. Key indicators signaled broad-based improvements in the world’s major economies, particularly China. In the United States, economic data was mixed, but pointed to a continued recovery. The risk of inflation remained low and the US Federal Reserve showed no signs of curtailing its stimulus programs. Additionally, January saw the return of funds that investors had pulled out of the market in late 2012 amid uncertainty about tax-rate increases ahead of the fiscal cliff deadline. In fixed income markets, rising US Treasuries yields dragged down higher-quality asset classes, while high yield bonds continued to benefit from investor demand for yield in the low-rate environment.

On the whole, riskier asset classes outperformed lower-risk investments for the 6- and 12-month periods ended January 31, 2013. International equities were the strongest performers. US stocks and high yield bonds also generated significant returns. Emerging market equities were particularly volatile, but still posted gains for both the 6- and 12-month periods. US Treasury yields remained low, but experienced increasing volatility in recent months. Rising yields near the end of the period resulted in negative returns for Treasuries and investment-grade bonds for the 6-month period. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

While investors continue to face a host of unknowns, we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite a number of headwinds, higher-risk asset classes boasted strong returns as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	9.91%	16.78%
US small cap equities (Russell 2000® Index)	15.51	15.47
International equities (MSCI Europe, Australasia, Far East Index)	18.61	17.25
Emerging market equities (MSCI Emerging Markets Index)	13.11	7.64
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(2.90)	1.28
US investment grade bonds (Barclays US Aggregate Bond Index)	(0.29)	2.59
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	5.50
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.37	13.87

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

Fund Summary as of January 31, 2013	BlackRock Short Obligations Fund

Investment Objective

BlackRock Short Obligations Fund’s (the “Fund”) investment objective is to seek current income consistent with preservation of capital.

Portfolio Information

Portfolio Composition	Percent of Net Assets
Corporate Bonds	44%
Commercial Paper	30
Certificates of Deposit	15
Repurchase Agreements	9
Corporate Notes	2

Portfolio Composition	Percent of Net Assets
1-7 days	3%
8-14 days	—
15-30 days	3
31-60 days	15
61-90 days	4
91-120 days	10
121-150 days	4
> 150 days	61

Expense Example

	Actual			Hypothetical[1]
	Beginning Account Value November 15, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[2]	Beginning Account Value November 15, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[2]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,000.63	$0.42	$1,000.00	$1,010.13	$0.42	0.20%

[1]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 77/365 (to reflect the period from November 15, 2012, the commencement of operations, to January 31, 2013).

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

4	BLACKROCK FUNDS	JANUARY 31, 2013

Fund Summary as of January 31, 2013	BlackRock Short-Term Treasury Fund

Investment Objective

BlackRock Short-Term Treasury Fund’s (the “Fund”) investment objective is to seek current income consistent with liquidity and preservation of capital.

Portfolio Information

Portfolio Composition	Percent of Net Assets
U.S. Treasury Obligations	53%
Repurchase Agreements	47

Maturity Breakdown	Percent of Net Assets
1-7 days	47%
8-14 days	5
15-30 days	—
31-60 days	10
61-90 days	5
91-120 days	7
121-150 days	9
> 150 days	17

Expense Example

	Actual			Hypothetical[1]
	Beginning Account Value November 15, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[2]	Beginning Account Value November 15, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[2]	Annualized Expense Ratio

Institutional Daily	$1,000.00	$1,000.00	$0.30	$1,000.00	$1,010.25	$0.30	0.14%

[1]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 77/365 (to reflect the period from November 15, 2012, the commencement of operations, to January 31, 2013).

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

BLACKROCK FUNDS	JANUARY 31, 2013	5

Fund Summary as of January 31, 2013	BlackRock Ultra-Short Obligations Fund

Investment Objective

BlackRock Ultra-Short Obligations Fund’s (the “Fund”) investment objective is to seek current income consistent with preservation of capital.

Portfolio Information

Portfolio Composition	Percent of Net Assets
Commercial Paper	36%
Corporate Bonds	26
Certificates of Deposit	25
Repurchase Agreements	11
Corporate Notes	2

Maturity Breakdown	Percent of Net Assets
1-7 days	8%
8-14 days	6
15-30 days	22
31-60 days	2
61-90 days	7
91-120 days	11
121-150 days	3
> 150 days	41

Expense Example

	Actual			Hypothetical[1]
	Beginning Account Value November 15, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[2]	Beginning Account Value November 15, 2012	Ending Account Value January 31, 2013	Expenses Paid During the Period[2]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,000.56	$0.36	$1,000.00	$1,010.19	$0.36	0.17%

[1]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 365.

[2]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 77/365 (to reflect the period from November 15, 2012, the commencement of operations, to January 31, 2013).

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

6	BLACKROCK FUNDS	JANUARY 31, 2013

About Fund Performance

•	BlackRock and Institutional Daily Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 2 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on November 15, 2012 (commencement of operations) and held through January 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK FUNDS	JANUARY 31, 2013	7

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock Short Obligations Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Automobiles — 4.0%
Daimler Finance North America LLC, 0.91%, 1/09/15 (a)(b)	$500	$499,819
Volkswagen International Finance N.V., 0.92%, 4/01/14 (a)(b)	500	501,505

		1,001,324
Commercial Banks — 23.8%
The Bear Stearns Cos. LLC, 5.70%, 11/15/14	500	542,503
BNP Paribas SA, 0.71%, 4/08/13 (b)	300	300,179
Commonwealth Bank of Australia, 0.86%, 3/19/13 (a)(b)	280	280,184
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 0.66%, 4/14/14 (b)	400	400,280
Credit Suisse USA, Inc.:
5.50%, 8/15/13	295	302,727
5.13%, 1/15/14	250	260,755
Deutsche Bank A.G., 4.88%, 5/20/13	500	506,512
HSBC Bank Plc, 2.00%, 1/19/14 (a)	750	757,257
ING Bank N.V.:
1.36%, 3/15/13 (a)(b)	700	700,591
2.00%, 10/18/13 (a)	500	504,565
Nordea Bank AB:
1.75%, 10/04/13 (a)	380	383,087
1.21%, 1/14/14 (a)(b)	500	504,250
Westpac Banking Corp., 1.04%, 3/31/14 (a)(b)	500	503,337

		5,946,227
Computers & Peripherals — 2.0%
Hewlett-Packard Co., 0.59%, 5/24/13 (b)	500	499,049
Diversified Financial Services — 4.1%
General Electric Capital Corp., 5.90%, 5/13/14	500	533,995
Toyota Motor Credit Corp., 0.48%, 12/05/14 (b)	500	500,370

		1,034,365
Diversified Telecommunication Services — 4.2%
Cellco Partnership/Verizon Wireless Capital LLC:
7.38%, 11/15/13	500	525,503
5.55%, 2/01/14	500	522,929

		1,048,432
Food Products — 1.0%
General Mills, Inc., 0.60%, 1/29/16 (b)	250	250,223
Media — 4.1%
Comcast Cable Communications Holdings, Inc., 8.38%, 3/15/13	500	504,369
NBC Universal Media LLC, 2.10%, 4/01/14	500	507,982

		1,012,351
Oil, Gas & Consumable Fuels — 1.2%
Total Capital Canada, Ltd., 0.68%, 1/15/16 (b)	300	301,124
Total Long-Term Investments (Cost — $11,094,624) — 44.4%		11,093,095

Short-Term Securities	Par (000)	Value
Certificates of Deposit
Euro — 1.3%
Skandinaviska Enskilda Banken AB, Stockholm, 0.37%, 4/05/13	$325	$325,075
Yankee — 13.9% (c)
Bank of Nova Scotia, Houston, 0.51%, 3/27/14 (b)	500	500,897
Barclays Bank Plc, New York, 0.71%, 9/10/13	250	250,322
Credit Industriel et Commercial, New York:
0.45%, 3/07/13	250	250,056
0.50%, 7/01/13	500	500,146
Credit Suisse, New York, 0.69%, 12/06/13	250	250,340
Deutsche Bank A.G., New York, 0.71%, 2/05/14	250	250,000
National Australia Bank Ltd. New York, 1.50%, 1/30/14 (b)	900	910,452
Societe Generale, New York, 1.31%, 2/22/13	250	250,018
Sumitomo Mitsui Banking Corp., New York, 0.80%, 4/11/13	300	300,320

		3,462,551
Total Certificates of Deposit — 15.2%		3,787,626

Commercial Paper (d)
Antalis US Funding Corp., 0.45%, 3/21/13	500	499,855
AT&T, Inc., 0.51%, 7/22/13	500	498,736
BNP Paribas Finance, Inc.:
0.40%, 2/21/13	350	349,969
0.40%, 6/24/13	300	299,561
BP Capital Markets, 0.45%, 8/07/13	376	375,588
Ciesco LLC, 0.57%, 5/06/13	350	349,732
Daimler Finance North America LLC, 0.95%, 11/05/13	375	373,034
Electricite de France, 0.38%, 3/07/13	300	299,943
Erste Abwicklungsanstalt, 0.43%, 9/12/13	500	499,037
Govco LLC:
0.57%, 5/20/13	350	349,651
0.50%, 6/27/13	300	299,539
Reckitt Benckiser TSY:
0.60%, 12/09/13	500	498,180
0.55%, 1/03/14	300	298,180
Skandinaviska Enskilda Banken AB, 0.41%, 6/28/13	500	499,385
Societe Generale North America, Inc., 0.61%, 7/08/13	500	498,958
Suncorp Metway Ltd.:
0.45%, 3/18/13 (a)	500	499,864
0.58%, 7/24/13	500	498,937
Vodafone Group Plc, 0.80%, 1/02/14	500	496,519
Total Commercial Paper — 29.9%		7,484,668

See Notes to Financial Statements.

8	BLACKROCK FUNDS	JANUARY 31, 2013

Schedule of Investments (continued)	BlackRock Short Obligations Fund (Percentages shown are based on Net Assets)

Corporate Notes — 2.0%	Par (000)	Value
UBS A.G., 2.25%, 8/12/13	$500	$504,661

Repurchase Agreements
Barclays Capital, Inc., 0.85%, 5/28/13 (Purchased on 11/29/12 to be repurchased at $753,188, collateralized by various corporate/debt obligations, 3.64% to 12.50% due from 4/01/14 to 6/26/37, aggregate par and fair value of $870,182 and $892,543, respectively)	750	751,508
Citigroup Global Markets, Inc., 0.41%, 2/01/13 (Purchased on 1/31/13 to be repurchased at $500,006, collateralized by U.S. Treasury Note, 0.75% due at 10/31/17, par and fair value of $511,100 and $510,040, respectively)	500	500,000
Mizuho Securities USA, 0.76%, 2/01/13 (e) (Purchased on 12/05/12 to be repurchased at $250,000, collateralized by various U.S. government sponsoredagency and corporate/debt obligations, 1.70% to 6.61% due from 2/25/36 to 1/25/42, aggregate par and fair value of $3,211,868 and $278,957, respectively)	250	250,000

Repurchase Agreements	Par (000)	Value
RBS Securities Inc., 1.10%, 3/06/13 (Purchased on 12/06/12 to be repurchased at $752,063, collateralized by various corporate/debt obligations, 0.00% to 100.00% due from 3/16/17 to 10/25/46, aggregate par and fair value of $154,415,357 and $936,131,respectively)	$750	$750,000
Total Repurchase Agreements — 9.0%		2,251,508
Total Short-Term Securities (Cost — $14,019,920) — 56.1%		14,028,463
Total Investments (Cost $25,114,544) — 100.5%		25,121,558
Liabilities in Excess of Other Assets — (0.5)%		(113,689)

Net Assets — 100.0%		$25,007,869

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Issuer is a US branch of a foreign domiciled bank.

(d)	Rate shown reflects the discount rate at the time of purchase.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	9

Schedule of Investments (concluded)	BlackRock Short Obligations Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:[1]
Long-Term Investments	—	$11,093,095	—	$11,093,095
Short-Term Securities	—	14,028,463	—	14,028,463

Total	—	$25,121,558	—	$25,121,558

[1]	See above Schedule of Investments for values in each security type.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, cash of $38,424 is categorized as Level 1 within the disclosure hierarchy.

See Notes to Financial Statements.

10	BLACKROCK FUNDS	JANUARY 31, 2013

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock Short-Term Treasury Fund (Percentages shown are based on Net Assets)

Money Market Funds — 0.0%	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01% (a)(b)	4,865	$4,865

U.S. Treasury Obligations	Par (000)
U.S. Treasury Bills: (c)
0.08%, 2/14/13	$750	749,996
0.11%, 3/07/13	1,500	1,499,937
0.13%, 4/11/13	750	749,928
0.12%, 5/02/13	500	499,913
0.14%, 5/23/13	500	499,877
0.14%, 6/06/13	300	299,917
0.12%, 6/27/13	500	499,828
0.13%, 6/27/13	600	599,793
0.17%, 11/14/13	250	249,767
U.S. Treasury Notes:
0.50%, 10/15/13	950	952,375
0.25%, 10/31/13	500	500,351
0.50%, 11/15/13	100	100,266
0.25%, 11/30/13	150	150,111
0.25%, 1/31/14	500	500,391
0.25%, 2/28/14	100	100,070
Total U.S. Treasury Obligations — 53.0%		7,952,520

Repurchase Agreements
Credit Suisse Securities (USA) LLC, 0.13%, 2/01/13 (Purchased on 1/31/13 to be repurchased at $1,000,004, collateralized by U.S. Treasury Notes, 0.25% to 2.63% due from 2/28/14 to 11/15/20, aggregate par and fair value of $1,020,000 and $1,021,833, respectively)	1,000	1,000,000
HSBC Securities (USA) Inc., 0.13%, 2/01/13 (Purchased on 1/31/13 to be repurchased at $1,013,004, collateralized by U.S. Treasury Note, 1.38% due at 1/31/20, par and fair value of $1,035,000 and $1,036,294, respectively)	1,013	1,013,000

Repurchase Agreements	Par (000)	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.13%, 2/01/13 (Purchased on 1/31/13 to be repurchased at $1,000,004, collateralized by U.S. Treasury Note, 0.25% due at 3/31/17, par and fair value of $1,018,600 and $1,020,042, respectively)	$1,000	$1,000,000
Mizuho Securities USA, 0.15%, 2/01/13 (Purchased on 1/31/13 to be repurchased at $2,000,008, collateralized by Fannie Mae Strip, 5.50% due at 10/31/13, par and fair value of $30,700,434 and $2,220,000, respectively)	2,000	2,000,000
Morgan Stanley & Co. LLC, 0.14%, 2/01/13 (Purchased on 1/31/13 to be repurchased at $1,000,004, collateralized by U.S. Treasury Note, 1.00% due at 1/01/39, par and fair value of $1,004,100 and $1,020,044, respectively)	1,000	1,000,000
RBS Securities Inc., 0.13%, 2/01/13 (Purchased on 1/31/13 to be repurchased at $1,000,004, collateralized by U.S. Treasury Note, 0.25% due at 3/31/17, par and fair value of $945,000 and $1,023,807, respectively)	1,000	1,000,000
Total Repurchase Agreements — 46.8%		7,013,000
Total Investments (Cost $14,969,298) — 99.8%		14,970,385
Other Assets Less Liabilities — 0.2%		30,669

Net Assets — 100.0%		$15,001,054

Notes to Schedule of Investments
(a)	Represents the current yield as of report date.

(b)	Investments in issuers considered to be an affiliate of the Fund during the period ended January 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity (Shares)	Shares at January 31, 2013	Income
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,865	4,865	$19

(c)	Rate shown reflects the discount rate at the time of purchase.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	11

Schedule of Investments (concluded)	BlackRock Short-Term Treasury Fund

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	$4,865	$14,965,520	—	$14,970,385

[1]	See above Schedule of Investments for values in each security type.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, bank overdraft of $3,329 is categorized as Level 2 within the disclosure hierarchy.

See Notes to Financial Statements.

12	BLACKROCK FUNDS	JANUARY 31, 2013

Schedule of Investments January 31, 2013 (Unaudited)	BlackRock Ultra-Short Obligations Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Automobiles — 2.4%
Volkswagen International Finance N.V., 1.63%, 8/12/13	$600	$603,498
Commercial Banks — 13.7%
ANZ New Zealand International Ltd., 1.31%, 12/20/13 (a)(b)	410	413,308
Australia & New Zealand Banking Group Ltd., 1.05%, 1/10/14 (b)	200	201,204
Commonwealth Bank of Australia, 1.01%, 8/07/13 (a)(b)	400	400,711
Deutsche Bank A.G., 4.88%, 5/20/13	333	337,337
HSBC Bank Plc:
0.96%, 8/12/13 (a)(b)	300	300,847
2.00%, 1/19/14 (a)	250	252,419
ING Bank N.V., 2.00%, 10/18/13	500	504,565
Nordea Bank AB, 1.75%, 10/04/13 (a)	250	252,031
Royal Bank of Canada, 0.33%, 9/03/13 (b)	750	750,661
		3,413,083
Computers & Peripherals — 3.0%
Hewlett-Packard Co., 0.59%, 5/24/13 (b)	500	499,049
International Business Machines Corp., 6.50%, 10/15/13	250	260,720
		759,769
Diversified Financial Services — 5.2%
American Express Credit Corp., 5.88%, 5/02/13	350	354,662
American Honda Finance Corp., 4.63%, 4/02/13 (a)	250	251,725
General Electric Capital Corp., 1.31%, 9/23/13 (b)	410	412,066
Toyota Motor Credit Corp., 0.55%, 4/23/13 (b)	275	275,275
		1,293,728
Diversified Telecommunication Services — 1.5%
Cellco Partnership/Verizon Wireless Capital LLC, 7.38%, 11/15/13	350	367,852
Total Long-Term Investments (Cost — $6,440,305) — 25.8%		6,437,930

Short-Term Securities
Certificates of Deposit
Euro — 1.3%
Skandinaviska Enskilda Banken AB, Stockholm, 0.37%, 4/05/13	325	325,075
Yankee — 22.8% (c)
Bank of Nova Scotia, Houston, 0.55%, 7/30/13 (b)	600	600,879
Credit Industriel et Commercial, New York, 0.45%, 3/07/13	250	250,056
Credit Suisse, New York, 0.69%, 12/06/13	250	250,340
National Australia Bank Ltd., New York, 0.98%, 8/06/13 (b)	900	903,260
National Bank of Canada, New York, 0.38%, 3/01/13	500	500,030

Certificates of Deposit	Par (000)	Value
Yankee (concluded) (c)
Rabobank Nederland, New York, 0.36%, 8/09/13 (b)	$500	$499,923
Societe Generale, New York, 1.31%, 2/22/13	250	250,019
Sumitomo Mitsui Banking Corp., New York:
0.80%, 4/11/13	300	300,320
0.79%, 7/17/13	700	701,617
Toronto Dominion Bank, New York, 0.33%, 11/07/13	500	500,310
UBS A.G., Stamford, 0.58%, 2/22/13	950	950,296
		5,707,050
Total Certificates of Deposit — 24.1%		6,032,125

Commercial Paper
Antalis US Funding Corp., 0.48%, 2/14/13 (d)	750	749,945
Avery Dennison Corp., 0.40%, 2/19/13 (d)	750	749,890
BNP Paribas Finance, Inc., 0.40%, 2/21/13 (d)	750	749,934
BP Capital Market Plc, 0.45%, 8/06/13 (d)	250	249,727
Ciesco LLC, 0.57%, 5/06/13 (d)	250	249,809
Daimler Finance North America LLC, 0.95%, 11/05/13 (d)	375	373,034
Erste Abwicklungsanstalt, 0.41%, 6/12/13 (d)	300	299,692
Govco LLC:
0.57%, 5/20/13 (d)	250	249,751
0.50%, 6/27/13 (d)	500	499,232
Kreditanstalt Fuer Wiederaufbau, 0.26%, 2/26/13 (d)	280	279,990
LMA Americas LLC, 0.32%, 2/01/13 (d)	650	649,996
Reckitt Benckiser TSY, 0.30%, 7/11/13 (d)	500	499,456
Royal Park Investments Funding, 0.40%, 2/26/13 (d)	250	249,803
Societe Generale North America, Inc., 0.42%, 4/08/13 (d)	500	499,696
Suncorp Metway Ltd., 0.37%, 2/27/13 (d)	1,000	999,860
Tesco Treasury Services, 0.30%, 2/13/13 (d)	750	749,927
Vodafone Group Plc, 0.73%, 1/02/14 (d)	250	248,259
Westpac Banking Corp., 0.38%, 11/29/13 (b)	500	499,895
Total Commercial Paper — 35.4%		8,847,896

Corporate Notes — 1.6%
JPMorgan Chase Bank NA, 0.32%, 5/28/13 (b)	400	399,520

U.S. Treasury Obligations — 1.2%
U.S. Treasury Notes, 0.25%, 1/31/14	307	307,240

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	13

Schedule of Investments (continued)	BlackRock Ultra-Short Obligations Fund (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Barclays Capital, Inc., 0.85%, 5/28/13 (Purchased on 11/26/12 to be repurchased at $753,241, collateralized by various corporate/debt obligations, 3.64% to 12.50% due from 12/01/13 to 6/26/37, aggregate par and fair value of $977,519 and $894,302, respectively)	$750	$751,508
Deutsche Bank Securities Inc., 0.50%, 2/07/13 (e) (Purchased on 11/20/12 to be repurchased at $750,896, collateralized by various corporate/debt and U.S.municipal obligations, 0.00% to 10.55%due from 2/15/15 to 12/11/49,aggregate par and fair value of $33,092,396 and $886,653,respectively)	750	750,084
JPMorgan Securities LLC, 0.61%, 2/19/13 (Purchased on 11/19/12 to be repurchased at $751,169, collateralized by various corporate/debt obligations, 0.30% to 5.81% due from 4/25/32 to 6/25/47, aggregate par and fair value of $5,065,025 and $940,839, respectively)	750	750,157

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, 0.76%, 2/01/13 (f) (Purchased on 12/05/12 to be repurchased at $250,000, collateralized by various U.S. government sponsoredagency and corporate/debt obligations, 1.70% to 6.61% due from 2/25/36 to 1/25/42, aggregate par and fair value of $3,211,868 and $278,957, respectively)	$250	$250,000
RBS Securities Inc., 1.10%, 3/06/13 (Purchased on 12/06/12 to be repurchased at $250,688, collateralized by various corporate/debt obligations, 0.00% to 7.15% due from 11/05/19 to 10/25/46, aggregate par and fair value of $54,705,991 and $310,702,respectively)	250	250,000
Total Repurchase Agreements — 11.0%		2,751,749
Total Short-Term Securities (Cost — $18,331,923) — 73.3%		18,338,530
Total Investments (Cost $24,772,228) — 99.1%		24,776,460
Other Assets Less Liabilities — 0.9%		227,905

Net Assets — 100.0%		$25,004,365

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Issuer is a US branch of a foreign domiciled bank.

(d)	Rate shown reflects the discount rate at the time of purchase.

(e)	Rate shown is as of report date and maturity shown is the final maturity date or the date the principal owed can be recovered through demand.

(f)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	JANUARY 31, 2013

Schedule of Investments (concluded)	BlackRock Ultra-Short Obligations Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of January 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:[1]
Long-Term Investments	—	$6,437,930	—	$6,437,930
Short-Term Securities	—	18,338,530	—	18,338,530

Total	—	$24,776,460	—	$24,776,460

[1]	See above Schedule of Investments for values in each security type.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of January 31, 2013, cash of $164,445 is categorized as Level 1 within the disclosure hierarchy.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	15

Statements of Assets and Liabilities

January 31, 2013 (Unaudited)	BlackRock Short Obligations Fund	BlackRock Short-Term Treasury Fund	BlackRock Ultra-Short Obligations Fund

Assets
Investments at value — unaffiliated[1]	$22,870,050	$7,952,520	$22,024,711
Investments at value — affiliated[2]	—	4,865	—
Repurchase agreements at value[3]	2,251,508	7,013,000	2,751,749
Cash	38,424	—	164,445
Interest receivable	88,698	2,058	51,868
Deferred offering costs	60,951	77,889	60,074
Receivable from Manager	19,914	19,149	19,822
Prepaid expenses	501	471	500

Total assets	25,330,046	15,069,952	25,073,169

Liabilities
Bank overdraft	—	3,329	—
Investments purchased payable	250,000	—	—
Offering costs payable	49,515	51,978	48,405
Professional fees payable	10,135	10,135	10,135
Income dividends payable	9,036	127	6,783
Printing fees payable	1,155	1,338	1,155
Officer’s and Trustees’ fees payable	885	792	885
Other affiliates payable	263	158	264
Other accrued expenses payable	1,188	1,041	1,177

Total liabilities	322,177	68,898	68,804

Net Assets	$25,007,869	$15,001,054	$25,004,365

Net Assets Consist of
Paid-in capital	$25,000,000	$15,000,000	$25,000,000
Distributions in excess of net investment income	(50)	(33)	(51)
Accumulated net realized gain	905	—	185
Net unrealized appreciation/depreciation	7,014	1,087	4,231

Net Assets	$25,007,869	$15,001,054	$25,004,365

[1] Investments at cost — unaffiliated	$22,863,036	$7,951,433	$22,020,479
[2] Investments at cost — affiliated	—	$4,865	—
[3] Repurchase agreements at cost	$2,251,508	$7,013,000	2,751,749

See Notes to Financial Statements.

16	BLACKROCK FUNDS	JANUARY 31, 2013

Statements of Assets and Liabilities (concluded)

January 31, 2013 (Unaudited)	BlackRock Short Obligations Fund	BlackRock Short-Term Treasury Fund	BlackRock Ultra-Short Obligations Fund

Net Asset Value
Institutional Daily
Net assets	—	$15,001,054	—

Shares outstanding[4]	—	1,500,000	—

Net asset value	—	$10.00	—

BlackRock
Net assets	$25,007,869	—	$25,004,365

Shares outstanding[4]	2,500,000	—	2,500,000

Net asset value	$10.00	—	$10.00

[4]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	17

Statements of Operations

Period November 15, 2012[1] to January 31, 2013 (Unaudited)	BlackRock Short Obligations Fund	BlackRock Short-Term Treasury Fund	BlackRock Ultra-Short Obligations Fund

Investment Income
Interest — unaffiliated	$26,184	$4,740	$22,784
Interest — affiliated	—	19	—

Total Income	26,184	4,759	22,784

Expenses
Investment advisory	13,184	7,911	13,187
Organization and offering	21,545	28,296	22,226
Professional	10,135	10,135	10,135
Administration	3,955	2,373	3,956
Administration — Institutional Daily	—	791	—
Administration — BlackRock	1,318	—	1,319
Printing	1,155	1,338	1,155
Officer and Trustees	1,084	926	1,084
Custodian	571	389	572
Transfer agent — Institutional Daily	—	8	—
Transfer agent — BlackRock	8	—	8
Miscellaneous	1,049	1,078	1,049

Total expenses	54,004	53,245	54,691
Less fees waived by Manager	(13,184)	(7,911)	(13,187)
Less administration fees waived	(3,955)	(2,373)	(3,956)
Less administration fees waived — Institutional Daily	—	(791)	—
Less administration fees waived — BlackRock	(1,318)	—	(1,319)
Less transfer agent fees reimbursed — Institutional Daily	—	(8)	—
Less transfer agent fees reimbursed — BlackRock	(8)	—	(8)
Less expenses reimbursed by Manager	(25,168)	(37,686)	(27,273)

Total expenses after fees waived and reimbursed	10,371	4,476	8,948

Net investment income	15,813	283	13,836

Realized and Unrealized Gain
Net realized gain from investments	905	—	185
Net change in unrealized appreciation/depreciation	7,014	1,087	4,231

Net realized and unrealized gain	7,919	1,087	4,416

Net Increase in Net Assets Resulting from Operations	$23,732	$1,370	$18,252

[1]	Commencement of operations.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	JANUARY 31, 2013

Statements of Changes in Net Assets

	BlackRock Short Obligations Fund	BlackRock Short-Term Treasury Fund	BlackRock Ultra-Short Obligations Fund
Increase (Decrease) in Net Assets:	Period November 15, 2012[1] to January 31, 2013 (Unaudited)	Period November 15, 2012[1] to January 31, 2013 (Unaudited)	Period November 15, 2012[1] to January 31, 2013 (Unaudited)

Operations
Net investment income	$15,813	$283	$13,836
Net realized gain	905	—	185
Net change in unrealized appreciation/depreciation	7,014	1,087	4,231

Net increase in net assets resulting from operations	23,732	1,370	18,252

Dividends to Shareholders From
Net investment income:
Institutional Daily	—	(316)	—
BlackRock	(15,863)	—	(13,887)

Decrease in net assets resulting from dividends to shareholders	(15,863)	(316)	(13,887)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	25,000,000	15,000,000	25,000,000

Net Assets
Total increase in net assets	25,007,869	15,001,054	25,004,365
Beginning of period	—	—	—

End of period	$25,007,869	$15,001,054	$25,004,365

Distributions in excess of net investment income	$(50)	$(33)	$(51)

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	19

Financial Highlights	BlackRock Short Obligations Fund

	BlackRock
	Period November 15, 2012[1] to January 31, 2013 (Unaudited)

Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income[2]	0.01
Net realized and unrealized gain	0.00	[3]

Net increase from investment operations	0.01

Dividends from net investment income	(0.01)

Net asset value, end of period	$10.00

Total Investment Return[4]
Based on net asset value	0.06%	[5]

Ratios to Average Net Assets[6]
Total expenses[7]	0.95%

Total expenses after fees waived and reimbursed	0.20%

Net investment income	0.30%

Supplemental Data
Net assets, end of period (000)	$25,008

Portfolio turnover	13%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for BlackRock Shares would have been 1.02%.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	JANUARY 31,2013

Financial Highlights	BlackRock Short-Term Treasury Fund

Institutional Daily
Period November 15, 2012[1] to January 31, 2013 (Unaudited)

Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income[2]	0.00 [3]
Net realized and unrealized gain	0.00 [3]

Net increase from investment operations	0.00 [3]

Dividends from net investment income	(0.00)[4]

Net asset value, end of period	$10.00

Total Investment Return[5]
Based on net asset value	0.00%[6]

Ratios to Average Net Assets[7]
Total expenses[8]	1.50%

Total expenses after fees waived and reimbursed	0.14%

Net investment income	0.01%

Supplemental Data
Net assets, end of period (000)	$15,001

Portfolio turnover	0%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for Institutional Daily Shares would have been 1.68%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2013	21

Financial Highlights	BlackRock Ultra-Short Obligations Fund

BlackRock
Period November 15, 2012[1] to January 31, 2013 (Unaudited)

Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income[2]	0.01
Net realized and unrealized gain	0.00 [3]

Net increase from investment operations	0.01

Dividends from net investment income	(0.01)

Net asset value, end of period	$10.00

Total Investment Return[4]
Based on net asset value	0.06%[5]

Ratios to Average Net Assets[6]
Total expenses[7]	0.94%

Total expenses after fees waived and reimbursed	0.17%

Net investment income	0.26%

Supplemental Data
Net assets, end of period (000)	$25,004

Portfolio turnover	38%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for BlackRock Shares would have been 1.04%.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	JANUARY 31, 2013

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massa-chusetts business trust. BlackRock Short Obligations Fund (“Short Obligations”), BlackRock Short-Term Treasury Fund (“Short-Term Treasury”) and BlackRock Ultra-Short Obligations Fund (“Ultra-Short Obligations”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds is classified as diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates. Each Fund commenced operations on November 15, 2012. Short-Term Treasury offers separate classes of shares. Short-Term Treasury’s Institutional and Institutional Daily Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. As of the report date there were no Institutional Shares outstanding.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the invest-

ment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Repurchase Agreements: The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premium and discount on debt securities, is recognized on the accrual basis. Income

BLACKROCK FUNDS	JANUARY 31, 2013	23

Notes to Financial Statements (continued)

and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standard Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Funds were expensed by the Funds and reimbursed by the Manager. The Manager reimbursed Short Obligations, Short-Term Treasury and Ultra-Short Obligations $5,249, $7,472 and $6,165, respectively, which are included in expenses reimbursed by Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.250%
$1 billion - $3 billion	0.240%
$3 billion - $5 billion	0.230%
$5 billion - $10 billion	0.220%
Greater than $10 billion	0.210%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the period ended January 31, 2013, the Manager waived $148, $76 and $130 for Short Obligations, Short-Term Treasury and Ultra-Short Obligations, respectively.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

24	BLACKROCK FUNDS	JANUARY 31, 2013

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 million	0.075%
$500 million - $1 billion	0.065%
Greater than $1 billion	0.055%

In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 million	0.025%
$500 million - $1 billion	0.015%
Greater than $1 billion	0.005%

In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the period ended January 31, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration, administration — class specific, administration fees waived and administration fees waived — class specific in the Statements of Operations:

Administration Fees
Short Obligations	$2,570
Short-Term Treasury	$1,310
Ultra-Short Obligations	$2,571

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Short Obligations		Short-Term Treasury	Ultra-Short Obligations
	Contractual[1]	Voluntary[2,3]	Contractual[1]	Contractual[1]	Voluntary[2,4]
Institutional[5]	—	—	0.20%	—	—
Institutional Daily	—	—	0.20%	—	—
BlackRock	0.30%	0.10%	—	0.25%	0.10%

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2013 unless approved by the Board, including a majority of the independent trustees.

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time without notice.

[3]	Prior to December 17, 2012, Short Obligations had a voluntary expense cap of 0.25% and from December 17, 2012 to January 22, 2013 a voluntary expense cap of 0.18%.

[4]	Prior to January 22, 2013, Ultra-Short Obligations had a voluntary expense cap of 0.18%.

[5]	There were no shares outstanding as of January 31, 2013.

The Manager voluntarily agreed to waive and/or reimburse fees and/or expenses to enable Short-Term Treasury to maintain minimum levels of daily net investment income. These amounts are reported in the Statements of Operations as fees waived by Manager. The Manager may discontinue the waiver or reimbursement at any time.

These amounts waived or reimbursed are included in fees waived by Manager and expenses reimbursed by Manager, and shown as administration fees waived — class specific, and transfer agent fees reimbursed — class specific and expenses reimbursed, respectively, in the Statements of Operations. For the period ended January 31, 2013, the Manager waived $13,036, $7,835 and $13,057 of investment advisory fees for Short Obligations, Short-Term Treasury and Ultra-Short Obligations,

respectively, which are included in fees waived by Manager. The Manager reimbursed expenses of $19,919, $30,214 and $21,108 Short Obligations, Short-Term Treasury and Ultra-Short Obligations, respectively, which are included in expenses reimbursed by Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year,

BLACKROCK FUNDS	JANUARY 31, 2013	25

Notes to Financial Statements (continued)

provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On January 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring July 31,
2015
Short Obligations
Fund Level	$26,160
BlackRock	$1,326
Short-Term Treasury
Fund Level	$38,603
Institutional Daily	$799
Ultra-Short Obligations
Fund Level	$27,724
BlackRock	$1,327

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

3. Investments:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the period ended January 31, 2013, were as follows:

	Purchases	Sales
Short Obligations	$14,591,586	$1,297,982
Ultra-Short Obligations	$10,650,395	$2,135,000

Purchases and sales of US government securities, for the period ended January 31, 2013, were as follows:

	Purchases	Sales
Short-Term Treasury	$2,303,492	—
Ultra-Short Obligations	$1,165,625	$858,483

4. Income Tax Information:

As of January 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal tax purposes were as follows:

	Short Obligations	Short-Term Treasury	Ultra-Short Obligations
Tax cost	$25,114,544	$14,969,298	$24,772,228

Gross unrealized appreciation	$12,786	$1,087	$7,652
Gross unrealized depreciation	(5,772)	—	(3,421)

Net unrealized appreciation	$7,014	$1,087	$4,231

5. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value as recorded in Statements of Assets and Liabilities, less any collateral held by the Funds.

As of January 31, 2013, Short Obligations and Ultra-Short Obligations invested a significant portion of its assets in securities in the financial services sector. Changes in economic conditions affecting the financial services sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

26	BLACKROCK FUNDS	JANUARY 31, 2013

Notes to Financial Statements (concluded)

6. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period November 15, 2012[1] to January 31, 2013
Short Obligations	Shares	Amount
BlackRock
Shares sold	2,500,000	$25,000,000

Net increase	2,500,000	$25,000,000

Short-Term Treasury
Institutional Daily
Shares sold	1,500,000	$15,000,000

Net increase	1,500,000	$15,000,000

Ultra-Short Obligations
BlackRock
Shares sold	2,500,000	$25,000,000

Net increase	2,500,000	$25,000,000

1   Commencement of operations.

At January 31, 2013, all shares outstanding were owned by affiliates.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	JANUARY 31, 2013	27

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on September 20-21, 2012 to consider the approval of the Trust’s proposed investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager”) on behalf of BlackRock Short Obligations Fund, BlackRock Short-Term Treasury Fund and BlackRock Ultra-Short Obligations Fund (each a “Fund” and together, the “Funds), each a portfolio of the Trust. The Agreement was the same agreement that had previously been approved by the Board with respect to other portfolios of the Trust. The Funds commenced operations in November 2012.

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Trust or the Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services to be provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process: At an in-person meeting held on September 20-21, 2012, the Board reviewed materials relating to its consideration of the Agreement. The Board considered all factors it believed relevant with respect to the Trust and the Funds, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the cost of the services to be provided and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Funds; (f) possible alternatives to the proposed Agreement; (g) the policies and practices of BlackRock with respect to portfolio transactions for the Funds; and (h) other factors deemed relevant by the Board Members.

In determining to approve the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the September 2012 meeting relating to its consideration of the Agreement, including (a) with respect to each Fund, fees and estimated expense ratios of each class of the Fund, and for a representative class of the Fund, in comparison to the fees and expense ratios of a peer group of funds; (b) information regarding BlackRock’s economic outlook for the Funds and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to each Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Funds, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services provided by BlackRock to the Funds under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Funds was consistent with each Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and non-investment advisory services to be provided by BlackRock and its affiliates to the Funds. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Funds with respect to possible conflicts of interest, including

28	BLACKROCK FUNDS	JANUARY 31, 2013

Disclosure of Investment Advisory Agreement (continued)

BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board, including the Independent Board Members, considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the portfolio management team for each Fund. The Board also took into account the time and attention to be devoted by senior management of BlackRock to the Funds. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, could not consider the performance history of the Funds because each Fund was newly organized and had not yet commenced operations as of the September 2012 meeting.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds

In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed each Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) compared with the other funds in the applicable Fund’s peer group of funds. Both the peer group and the funds within the peer group (collectively, “Peers”) were selected by Lipper, Inc. (“Lipper”), which is not affiliated with BlackRock. It also compared each Fund’s estimated total expense ratio, as well as the Fund’s estimated actual management fee ratio, to those of its respective Peers. The Board noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board considered the fee waivers and expense reimbursement arrangements in place, including the contractual agreement by BlackRock and in the case of BlackRock Short Obligations Fund and BlackRock Ultra-Short Obligations Fund, the voluntary agreement by BlackRock to waive fees and/or reimburse expenses in order to limit, to a specified amount, each Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable. Additionally, the Board noted information received at prior Board meetings concerning the services rendered, and the fee rates offered, to other clients advised by BlackRock.

The Board noted that each Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

Following consideration of this information, the Board, including the independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services provided.

As the Funds had not commenced operations as of the date of the September 2012 meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Funds. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized in respect of the management of the Funds in tandem with other portfolios of the Trust. Since each Fund is newly formed, BlackRock was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale, if any.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Funds were consistent with those generally available to other mutual fund sponsors.

BLACKROCK FUNDS	JANUARY 31, 2013	29

Disclosure of Investment Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, unanimously approved the Agreement between the Manager and the Trust on behalf of each Fund, for a two-year term ending September 20, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

30	BLACKROCK FUNDS	JANUARY 31, 2013

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK FUNDS	JANUARY 31, 2013	31

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)   Access the BlackRock website at

       http://www.blackrock.com/ edelivery

2)   Select “eDelivery” under the “More Information” section

3)   Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission’s (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’

Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling

(800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling

(800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

32	BLACKROCK FUNDS	JANUARY 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	JANUARY 31, 2013	33

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2040	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2045	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2055	2030	2055
BlackRock Strategic Risk Allocation Fund	2035		2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

34	BLACKROCK FUNDS	JANUARY 31, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SHORTS-1/13-SAR

Item 2 –  Code of Ethics – Not Applicable to this semi-annual report

Item 3 –  Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –  Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –  Audit Committee of Listed Registrants – Not Applicable

Item 6 –  Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –  Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –  Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –  Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –   Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: April 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: April 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: April 3, 2013

3